                                                                     Exhibit 4.1


================================================================================

                      SECURITY CAPITAL GROUP INCORPORATED



                                       TO



                  STATE STREET BANK AND TRUST COMPANY, Trustee



                                   Indenture

                           Dated as of June 18, 1998

                                   __________


                       $200,000,000 6.95% Notes Due 2005
                       $100,000,000 7.15% Notes Due 2007
                       $200,000,000 7.70% Notes Due 2028

================================================================================

                               TABLE OF CONTENTS


                                   ARTICLE 1
                                  Definitions

                                                                                      Page
                                                                                      ----
Section 1.01. Certain Terms Defined....................................................  1
Section 1.02. Other Definitions........................................................ 13


                                   ARTICLE 2
             Issue, Execution, Form and Registration of Securities

Section 2.01. Authentication and Delivery of Securities................................ 13
Section 2.02. Execution of Securities.................................................. 14
Section 2.03. Certificate of Authentication............................................ 14
Section 2.04. Form, Denomination and Date of Securities; Payments of Interest.......... 14
Section 2.05. Restrictive Legends...................................................... 15
Section 2.06. Registration, Transfer and Exchange...................................... 17
Section 2.07. Book-Entry Provisions for Global Securities.............................. 18
Section 2.08. Special Transfer Provisions.............................................. 19
Section 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities................ 20
Section 2.10. Cancellation of Securities............................................... 21
Section 2.11. Temporary Securities..................................................... 21
Section 2.12. CUSIP Numbers............................................................ 22


                                   ARTICLE 3
                   Covenants of the Company and the Trustee.

Section 3.01. Payment of Principal and Interest........................................ 22
Section 3.02. Offices for Payments, etc................................................ 22
Section 3.03. Appointment to Fill a Vacancy in Office of Trustee....................... 23
Section 3.04. Paying Agents............................................................ 23
Section 3.05. Certificates to Trustee.................................................. 24
Section 3.06. Securityholders' Lists................................................... 24
Section 3.07. Reports by the Trustee................................................... 24
Section 3.08. Limitations on Indebtedness.............................................. 24
Section 3.09. Required Minimum Consolidated Tangible Net Worth......................... 25
Section 3.10. Limitations on Liens..................................................... 25
Section 3.11. Restrictions on Lines of Business........................................ 25
Section 3.12. Reports.................................................................. 25
Section 3.13. Waiver of Stay, Extension or Usury Laws.................................. 26

                                   ARTICLE 4
            Remedies of the Trustee and Holders on Event of Default

                                                                                                  Page
                                                                                                  ----
Section 4.01. Events of Default.................................................................... 26
Section 4.02. Acceleration......................................................................... 28
Section 4.03. Other Remedies....................................................................... 28
Section 4.04. Waiver of Past Defaults.............................................................. 28
Section 4.05. Control by Majority.................................................................. 29
Section 4.06. Limitation on Suits.................................................................. 29
Section 4.07. Rights of Holders to Receive Payment................................................. 30
Section 4.08. Collection Suit by Trustee........................................................... 30
Section 4.09. Trustee May File Proofs of Claim..................................................... 31
Section 4.10. Priorities........................................................................... 31
Section 4.11. Undertaking for Costs................................................................ 31


                                   ARTICLE 5
                            Concerning the Trustee

Section 5.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default......... 32
Section 5.02. Certain Rights of the Trustee........................................................ 33
Section 5.03. Trustee Not Responsible for Recitals, Disposition of Securities or
              Application of Proceeds Thereof...................................................... 34
Section 5.04. Trustee and Agents May Hold Securities; Collections, etc............................. 34
Section 5.05. Moneys Held by Trustee............................................................... 34
Section 5.06. Notice of Default.................................................................... 34
Section 5.07. Compensation and Indemnification of Trustee and Its Prior Claim...................... 35
Section 5.08. Right of Trustee to Rely on Officers' Certificate, etc............................... 35
Section 5.09. Persons Eligible for Appointment as Trustee.......................................... 36
Section 5.10. Resignation and Removal; Appointment of Successor Trustee............................ 36
Section 5.11. Acceptance of Appointment by Successor Trustee....................................... 37
Section 5.12. Merger, Conversion, Consolidation or Succession to Business of Trustee............... 38
Section 5.13. Preferential Collection of Claims.................................................... 38


                                   ARTICLE 6
                            Concerning the Holders

Section 6.01. Evidence of Action Taken by Holders.................................................. 38
Section 6.02. Proof of Execution of Instruments and of Holding of Securities; Record Date.......... 38
Section 6.03. Securities Owned by Company Deemed Not Outstanding................................... 38
Section 6.04. Right of Revocation of Action Taken.................................................. 40


                                   ARTICLE 7
                            Supplemental Indentures

                                                                                                  Page
                                                                                                  ----
Section 7.01. Supplemental Indentures Without Consent of Holders..................................  41
Section 7.02. With Consent of Holders.............................................................  41
Section 7.03. Effect of Supplemental Indenture....................................................  42
Section 7.04. Documents to Be Given to Trustee; Compliance with TIA...............................  42
Section 7.05. Notation on Securities in Respect of Supplemental Indentures........................  43


                                   ARTICLE 8
                    Consolidation, Merger or Sale of Assets

Section 8.01. When Issuer May Merge, Etc..........................................................  43
Section 8.02. Successor Corporation Substituted...................................................  43
Section 8.03. Opinion of Counsel to Trustee.......................................................  44


                                   ARTICLE 9
                           Redemption of Securities

Section 9.01. Ability to Redeem; Redemption Price.................................................  44
Section 9.02. Election to Redeem; Notice to Trustee...............................................  44
Section 9.03. Selection by Trustee of Securities to Be Redeemed...................................  44
Section 9.04. Notice of Redemption................................................................  45
Section 9.05. Payment of Securities Called for Redemption.........................................  45
Section 9.06. Exclusion of Certain Securities from Eligibility for Selection for Redemption.......  46

                                  ARTICLE 10
                      Defeasance and Covenant Defeasance

Section 10.01. Company's Option to Effect Defeasance or Covenant Defeasance.......................  46
Section 10.02. Legal Defeasance and Discharge.....................................................  46
Section 10.03. Covenant Defeasance................................................................  47
Section 10.04. Conditions to Legal or Covenant Defeasance.........................................  47
Section 10.05. Deposited Money and Government Obligations to be Held in Trust;
               Other Miscellaneous Provisions.....................................................  49
Section 10.06. Repayment to Company...............................................................  49
Section 10.07. Reinstatement......................................................................  50

                                  ARTICLE 11
                          Satisfaction and Discharge

                                                                                                  Page
                                                                                                  ----
Section 11.01. Satisfaction and Discharge of Indenture............................................  50
Section 11.02. Application of Trust Funds.........................................................  50

                                  ARTICLE 12
                           Miscellaneous Provisions

Section 12.01. Incorporators, Stockholders, Officers and Directors of Company Exempt
               from Individual Liability..........................................................  51
Section 12.02. Provisions of Indenture for the Sole Benefit of Parties and Holders................  52
Section 12.03. Successors and Assigns of Company Bound by Indenture...............................  52
Section 12.04. Notices and Demands on Company, Trustee and Holders................................  52
Section 12.05. Officers' Certificates and Opinions of Counsel; Statements to Be
               Contained Therein..................................................................  52
Section 12.06. Payments Due on Saturdays, Sundays and Holidays....................................  53
Section 12.07. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939............  54
Section 12.08. New York Law to Govern.............................................................  54
Section 12.09. Counterparts.......................................................................  54
Section 12.10. Effect of Headings.................................................................  54


ANNEX A    Form of 6.95% Note Due 2005............................................................ A-1

ANNEX B    Form of 7.15% Note Due 2007............................................................ B-1

ANNEX C    Form of 7.70% Note Due 2028............................................................ C-1

                            Cross-reference between
     Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and Indenture


       Trust Indenture Act Section                    Indenture Section
       ---------------------------                    -----------------
       310(a)(1), (2) and (5)                         5.09
       310(a)(3) and (4)                              Not applicable
       310(b)                                         5.10(b) and (d)
       310(c)                                         Not applicable
       311                                            5.13
       312                                            3.06
       313(a), (c) and (d)                            3.07
       313(b)                                         Not applicable
       314(a)(1), (2) and (3)                         3.12(a)
       314(a)(4)                                      3.05(a)
       314(b)                                         Not applicable
       314(c) and (e)                                 12.05
       314(d)                                         Not applicable
       315(a), (c) and (d)                            5.01
       315(b)                                         5.06
       315(e)                                         4.11
       316(a) (last sentence)                         6.03
       316(a)(1)(A)                                   4.05
       316(a)(1)(B)                                   4.04
       316(a)(2)                                      Not applicable
       316(b)                                         5.06
       316(c)                                         6.02
       317(a)(1)                                      4.08
       317(a)(2)                                      4.09
       317(b)                                         3.04
       318(a)                                         12.07

NOTE: This cross-reference sheet shall not, for any purpose, be deemed to be a part of the Indenture.

       Reference is also made to Section 318(c) of the Trust Indenture Act, which provides that the provisions of Sections 310 to and including 317 of the Trust Indenture Act are a part of and govern every qualified indenture, whether or not physically contained therein.

     THIS INDENTURE is entered into as of June 18, 1998 from Security Capital Group Incorporated, a Maryland corporation (the "Company"), to State Street Bank and Trust Company, as Trustee hereunder (the "Trustee").


                              W I T N E S S E T H :

     WHEREAS, the Company has duly authorized the issue of its 6.95% Notes Due 2005, 7.15% Notes Due 2007 and 7.70% Notes due 2028 (collectively, the "Securities") and, to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture;

     AND WHEREAS, all things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in the Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done;

     NOW, THEREFORE:

     In consideration of the premises and the purchases of the Securities by the Holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders from time to time of the Securities as follows:


                                   ARTICLE 1

                                  Definitions

     Section 1.0. Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture which are defined in the Trust Indenture Act or the definitions of which in the Securities Act are referred to in the Trust Indenture Act (except as herein otherwise expressly provided or unless the context otherwise clearly requires), shall have the meanings assigned to such terms in the Trust Indenture Act and in the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings given to them in accordance with GAAP (whether or not such is indicated herein). The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this
Article include the plural as well as the singular.

     "Acquired Indebtedness" means, with respect to any specified Person, (i) Indebtedness of any other Person existing at the time such other Person is merged with or into such specified Person, including, without limitation, Indebtedness incurred in connection with, or in contemplation of, such other Person merging with or into such specified Person, and (ii) Indebtedness secured by a Lien encumbering any asset acquired by such specified Person.

     "Adjusted Fixed Charges" means, with respect to any Person for any period, the sum, without duplication, of the total amount of accrued or paid interest (including, without limitation, interest expense attributable to Capitalized Lease Obligations, but excluding amortization of original issue discount on any Indebtedness, the interest portion of any deferred payment obligation and non-cash interest which is payable in kind with additional Indebtedness and dividend payments on any series of Disqualified Stock) with regard to Indebtedness of such Person and its Wholly Owned Subsidiaries for such period.

     "Adjusted Net Income" means, with respect to any Person for any period, the aggregate Net Income of such Person for such period, provided that (i) amortization of original issue discount on any Indebtedness shall be excluded;
(ii) the Net Income of any Person which is not a Wholly Owned Subsidiary or which is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or other distributions paid in cash to such Person; (iii) the Net Income attributable to any Person shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Person to the Company is not at the date of determination permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Person or its shareholders; and (iv) the cumulative effect of any change in accounting principles shall be excluded.

     "Adjusted Total Assets" means, with respect to any Person as of any date, the sum, without duplication, of (i) such Person's cash, (ii) the Market Value of Publicly Traded Securities owned by such Person and (iii) the net book value of all other assets of such Person.

     "Adjusted Total Tangible Assets" means, with respect to any Person as of any date, Adjusted Total Assets less Intangible Assets.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

     "Agent Members" has the meaning provided in Section 2.07.

     "Board of Directors" means, with respect to any Person, the Board of Directors of such Person, or any authorized committee of the Board of Directors of such Person.

     "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York or Boston, Massachusetts are authorized by law to close.

     "Capital Management Clients" means a Person for whom the Company or any Subsidiary provides investment management or investment advisory services pursuant to any contract or agreement or series of contracts or agreements.

     "Capital Management Fees" means, with respect to any Person and for any period, fees accrued to such Person from such Person's Capital Management Clients calculated in relation to the assets under management for each such Client; provided that neither performance fees nor fees (or any portion thereof) which ultimately inure to the benefit of a third party shall be included in the calculation of the Capital Management Fees.

     "Capital Market Clients" means a Person for whom the Company or any Subsidiary provides investment banking, placement agent, underwriting, financial or strategic consulting, or similar services.

     "Capital Market Fees" means, with respect to any Person and for any period, fees accrued to such Person from such Person's Capital Market Clients for services provided; provided that neither performance fees nor fees (or any portion thereof) which ultimately inure to the benefit of a third party shall be included in the calculation of the Capital Market Fees.

     "Capital Lease Obligation" means, at the time any determination thereof is to be made, the amount of the liability in respect of a capital lease which would at such time be required to be capitalized on a balance sheet in accordance with GAAP.

     "Capital Stock" means (i) in the case of a corporation, corporate stock,
(ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (iii) in the case of a partnership, partnership interests (whether general or limited) and (iv) any other interest or participation which confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

     "Cash Flow" means, with respect to any Person for any period, the Adjusted Net Income of such Person for such period plus (i) provisions for taxes based on income or profits of such Person for such period, to the extent such provisions for taxes were included in computing Adjusted Net Income, plus (ii) Adjusted Fixed Charges of such Person for such period, to the extent such Adjusted Fixed Charges were deducted in computing Adjusted Net Income, plus (iii) depreciation and amortization of such Person for such period, to the extent that such charges were deducted in computing Adjusted Net Income.

     "Closing Date" means June 23, 1998.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act.

     "Consolidated Assets" means, with respect to any Person at any date, the consolidated assets of such Person at such date determined in accordance with GAAP.

     "Consolidated Subsidiary" means, with respect to any Person, at any date, any Subsidiary the accounts of which would be consolidated with those of such Person in its consolidated financial statements in accordance with GAAP if such statements were prepared as of such date.

     "Consolidated Tangible Net Worth" means, with respect to any Person as of any date, the consolidated stockholders' equity of such Person and its Consolidated Subsidiaries less their consolidated Intangible Assets (to the extent reflected in determining consolidated stockholders' equity), and excluding the cumulative effect of any change in accounting principles.

     "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at Two International Place, Corporate Trust Division, Boston, Massachusetts 02110.

     "Default" means any event which is or with the passage of time or the giving of notice or both would be an Event of Default.

     "Depositary" means The Depository Trust Company, its nominees, and their respective successors.

     "Disqualified Stock" means Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date on which the Securities of the relevant series mature.

     "Effectiveness Period" means the two-year period during which the Company is obligated under the Registration Rights Agreement to keep the Shelf Registration Statement continuously effective (subject to the terms of the Registration Rights Agreement), commencing upon effectiveness of the Shelf Registration Statement, or such shorter period that will terminate when all Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement.

     "Equity Interests" means Capital Stock and all warrants, options or other rights to acquire Capital Stock (but excluding any debt security which is convertible into, or exchangeable for, Capital Stock).

     "Event of Default" means any event or condition specified as such in
Section 4.01 which shall have continued for the period of time, if any, therein designated.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     "Exchange Offer" means the exchange offer by the Company of Exchange Securities for Securities pursuant to the Registration Rights Agreement.

     "Exchange Offer Registration Statement" means a registration statement relating to an Exchange Offer on an appropriate form and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Securities" means, with respect to Securities of any Series, any securities issued by the Company to be offered to Securityholders in exchange for Securities of such series pursuant to the Exchange Offer or otherwise pursuant to a Registration of Securities containing terms identical to the Securities for which they are exchanged (except that (i) interest thereon shall accrue from the last date on which interest was paid on the Securities or, if no such interest has been paid, from the date of issuance of the Securities and
(ii) the Exchange Securities shall contain the alternative fourth paragraph appearing on the reverse of the Securities in the form attached hereto as Annex A, B or C, as applicable, and shall not contain terms with respect to transfer restrictions).

     "Fixed Charge Coverage Ratio" means, with respect to any Person for any period, the ratio of the Cash Flow of such Person for such period to the Adjusted Fixed Charges of such Person for such period. If a Person Incurs or redeems any Indebtedness (other than revolving credit borrowings) during or after the period for which the Fixed Charge Coverage Ratio is being calculated, but prior to the date on which the event for which the calculation of the Fixed Charge Coverage Ratio is made (the "Calculation Date"), then the Fixed Charge Coverage Ratio shall be calculated giving pro forma effect to such Incurrence or redemption, as if the same had occurred on the first day of such period. In addition, for purposes of making the computation referred to above, (i) acquisitions which have been made by the Person, including through mergers or consolidations and including any related financing transactions, during or after the period, but prior to the Calculation Date shall be deemed to have occurred on the first day of the period for which the Fixed Charge Coverage Ratio is being calculated, (ii) the Cash Flow attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, (iii) the interest expense attributable to any Indebtedness (whether existing or being Incurred) bearing a floating interest rate shall be computed as if the rate in effect on the Calculation Date had been the applicable rate for the entire period, and (iv) the Adjusted Fixed Charges attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the Calculation Date, shall be excluded, but only to the extent that the obligations giving rise to such Adjusted Fixed Charges will not be obligations of the Person following the Calculation Date.

     "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entities as have been approved by a significant segment of the accounting profession, as in effect from time to time.

     "Global Securities" has the meaning provided in Section 2.04.

     "Government Obligations" means direct obligations of, or obligations guaranteed by, the United States of America for the payment of which guarantee or obligations the full faith and credit of the United States is pledged.

     "Guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including, without limitation, letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness.

     "Hedging Obligations" means, with respect to any Person, the greater of (a) the net obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) foreign exchange contracts or currency swap agreements and (iii) other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency values or (b) zero.

     "Holder", "holder of Securities", "Securityholder" or other similar terms means the registered holder of any Security.

     "Incurs" (including, with correlative meanings, the term "Incurrence") means, with respect to any Indebtedness, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to such Indebtedness (including Acquired Indebtedness).

     "Indebtedness" means, with respect to any Person at any date of determination (without duplication), (i) all indebtedness of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person in respect of letters of credit or bankers' acceptance or other similar instruments (or reimbursement obligations with respect thereto), (iv) all obligations of such Person to pay the deferred purchase price of property or services, except Trade Payables, (v) all obligations of such Person as lessee under Capital Lease Obligations, (vi) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided that, for purposes of determining the amount of any Indebtedness of the type described in this clause, if recourse with respect to such Indebtedness is limited to such asset, the amount of such Indebtedness shall be limited to the lesser of the fair market value of such asset or the amount of such Indebtedness, (vii) all Indebtedness of others Guaranteed by such Person to the extent such Indebtedness is Guaranteed by such Person, (viii) all Disqualified Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends and (ix) to the extent not otherwise included in this definition, all obligations of such Person under Hedging Obligations.

     "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented.

     "Intangible Assets" means, with respect to any Person, the intangible assets of that Person determined in accordance with GAAP.

     "Interest Payment Date" means each semiannual interest payment date on December 15 and June 15 of each year, commencing December 15, 1998.

     "Interest Record Date" for the Interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the June 1 or December 1 (whether or not a Business Day) as the case may be, next preceding such Interest Payment Date.

     "Investments" means, with respect to any Person, all investments by such Person in other Persons (including Affiliates) in the forms of direct or indirect loans (including Guarantees of Indebtedness or other obligations), advances or capital contributions, purchases or other acquisitions for consideration of Indebtedness, Equity Interests or other securities and all other items which are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

     "Issue Date" means the original issue date of the Securities.

     "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset given to secure Indebtedness, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction with respect to any such lien, pledge, charge or security interest).

     "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Securities of any series, the excess, if any, of (i) the aggregate present value as of the date of the redemption or accelerated payment of each dollar of principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) which would have been payable in respect of the dollar of principal if the redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, the principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date the notice of redemption to the Securityholder is given or declaration of acceleration is made) from the respective dates on which the principal and interest would have been payable if the redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Securities of such series being redeemed or paid.

     "Market Value" means, with respect to a Publicly Traded Security and on the date of determination thereof, (i) if such Publicly Traded Security is listed on the New York Stock Exchange, the American Stock Exchange, or some other principal national securities exchange in the United States of America, the reported last sale price of a unit of such Publicly Traded Security regular way on a given day, or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way, in each case on the New York Stock Exchange Composite Tape, the American Stock Exchange Composite Tape or the principal national securities exchange in the United States of America on which such Publicly Traded Security is listed or admitted to trading, as applicable, (ii) if such Publicly Traded Security is not listed or admitted to trading on any national securities exchange in the United States of America, but prices for such Publicly Traded Security are disseminated by means of an automated quotation system by the National Association of Securities Dealers, Inc., the closing sales price, or if there is no closing sales price, the average of the closing bid and asked prices, in the automated quotation system, or (iii) with respect to a Publicly Traded Security listed on a principal national securities exchange in Luxembourg, Amsterdam or other European country, the price of such Publicly Traded Security as reported on such exchange by the most widely recognized reporting method customarily relied upon by financial institutions in such country and if such Publicly Traded Security is listed on more than one such exchange, the principal securities exchange on which such Publicly Traded Security is listed. Any determination of the "Market Value" of a Publicly Traded Security pursuant to this definition shall be based on the assumption that offers of such Publicly Traded Security are exempt from registration under the Securities Act.

     "Net Income" of any Person for any period means the net income (loss) of such Person for such period, determined in accordance with GAAP, excluding, (i) any gain or loss, together with any related provision for taxes on such gain or loss, realized in connection with (a) any sale, lease, conveyance or other disposition of any Strategic Investments (including, without limitation, dispositions pursuant to sale and leaseback transactions) by such Person, (b) the disposition of any securities (other than Portfolio Securities) by such Person or (c) the extinguishment of any Indebtedness of such Person; (ii) any extraordinary or nonrecurring gain or loss, together with any related provision for taxes on such extraordinary or nonrecurring gain or loss; and (iii) any unrealized gain or loss caused by the increase or decrease in the Market Value of any Publicly Traded Security held, directly or indirectly, by that Person. In addition, for the calculation of Net Income for any Person for any period, (i) the Capital Management Fees based on assets under management accruing to such Person for such period shall be calculated as if the fees accruing and assets under management on the last day of such period (or the closest practicable date of determination) were the fees accruing and assets under management as of the beginning of such period; (ii) the Capital Market Fees accruing to such Person for such period shall be calculated as if the amount of such fees accrued during such period was equal to the amount of such fees accrued during the six month period immediately preceding the last day of such period (or the closest practicable date of determination), adjusted for the duration of such period; and (iii) the dividend rates and interest rates in effect with respect to payments accruing to such Person from its investees as of the last day of such period (or the closest practicable date of determination) shall be deemed to have been in effect as of the beginning of such period.

     "Non-Recourse" to a Person as applied to any Indebtedness (or portion thereof) means that such Person is not directly or indirectly liable to make any payments with respect to such Indebtedness (or portion thereof) and that no Guarantee of such Indebtedness (or portion thereof) has been made by such Person.

     "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

     "Officers' Certificate" means a certificate signed by the Chairman or a Vice Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, any Managing Director or any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") of the Company and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 12.05.

     "Opinion of Counsel" means an opinion in writing signed by legal counsel who may be an employee of or counsel to the Company or who may be other counsel satisfactory to the Trustee. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 12.05, and such others as may reasonably be requested by the Trustee, if and to the extent required hereby.

     "Original Issue Date" of any Security (or portion thereof) means the earlier of (i) the date of such Security or (ii) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

     "outstanding", when used with reference to Securities of any series, subject to the provisions of Section 6.03, means, as of any particular time, all Securities of such series authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company (if the Company shall act as its own paying agent), provided that if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 2.09 (unless proof satisfactory to the Trustee and the Company is presented that any of such Securities is held by a person in whose hands such Security is a legal, valid and binding obligation of the Company).

     "Payment Default" means any failure to pay any scheduled installment of principal of, premium, if any, or interest on any Indebtedness within the grace period provided for such payment in the documentation governing such Indebtedness.

     "Permitted Liens" means (i) Liens on real property securing Indebtedness which is Non-Recourse to the Company or any of its Subsidiaries; or (ii) Liens on any asset securing Indebtedness (other than Indebtedness referred to in clause (i) above), provided that, after giving effect to the Incurrence of such Indebtedness (a) the aggregate principal amount of Indebtedness secured pursuant to this clause (ii) is less than 10% of the Total Capitalization of the Company and its Consolidated Subsidiaries and (b) the aggregate net book value of the assets of the Company and its Subsidiaries securing such Indebtedness shall not be greater than 200% of the principal amount of such secured Indebtedness. For purposes of the definition of Permitted Lien, the aggregate principal amount of Indebtedness shall mean the principal amount of such Indebtedness at maturity.

     "Person" means an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Portfolio Securities" means Securities (a) issued by a fund or company (an "Investment Company") either (i) registered under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder (the "Investment Company Act"), or (ii) which makes passive investments in companies or funds in which the Investment Company does not have representation on the board of directors or similar body or participate on a regular basis in the management ("Portfolio Investees") and which is exempt from registration under the Investment Company Act or (b) issued by Portfolio Investees.

     "principal" wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any".

     "Private Placement Legend" means the legend initially set forth on the Securities in the form set forth in Section 2.05(a).

     "Publicly Traded Security" means a security which is listed on the New York Stock Exchange, the American Stock Exchange or any other principal national securities exchange in the United States, Luxembourg, Amsterdam or other European country or whose prices are disseminated by means of an automated quotation system by the National Association of Securities Dealers, Inc.

     As used in this definition only, "security" has the meaning given that term in Article 8 of the UCC.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "Registrar" has the meaning provided in Section 2.06.

     "Registration" means a registered exchange offer for the Securities by the Company or other registration of the Securities under the Securities Act pursuant to and in accordance with the terms of the Registration Rights Agreement.

     "Registration Rights Agreement" means the Registration Rights Agreement, dated as of June 23, 1998, among the Company and the Initial Purchasers and certain permitted assigns specified therein.

     "Registration Statement" means the Registration Statement pursuant to and as defined in the Registration Rights Agreement.

     "Reinvestment Rate" means with respect to each series of Securities, 0.25% (twenty-five one hundredths of one percent) plus the arithmetic mean of the yields under the respective headings "This Week" and "Last Week" published in the Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity of the Securities of the relevant series, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to that maturity, yields for the two published maturities most closely corresponding to that maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from those yields on a straight-line basis, rounding in each of the relevant periods to the nearest month. For purposes of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

     "Responsible Officer" when used with respect to the Trustee means any vice president (whether or not designated by numbers or words added before or after the title "vice president"), any assistant vice president, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject.

     "Rule 144A" means Rule 144A under the Securities Act.

     "S&P" means Standard & Poor's Rating Group and its successors.

     "Securities Act" means the Securities Act of 1933, as amended and the rules and regulations promulgated by the Commission thereunder.

     "Security" or "Securities" means any Security or Securities of each series, as the case may be, authenticated and delivered under this Indenture. For all purposes of this Indenture, the term "Securities" shall include any Exchange Securities to be issued and exchanged for any Securities pursuant to the Registration Rights Agreement and this Indenture and, for purposes of this Indenture, all Securities of any series and Exchange Securities exchanged for Securities of such series shall vote together as one series of Securities under this Indenture.

     "Security Register" has the meaning provided in Section 2.06.

     "Shelf Registration Statement" means a Shelf Registration Statement of the Company pursuant to and as defined in the Registration Rights Agreement.

     "Significant Subsidiary" means a Subsidiary which otherwise meets the tests ascribed to the term in Regulation S-X promulgated by the Commission under the Securities Act, except that the tests therein shall be based on 20% of total assets or income instead of 10%, unless the Company owns or controls, directly or indirectly, at least 75% of the total voting power of such Subsidiary's shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof (such percentage to be calculated on a fully diluted basis), in which case the tests shall be based on 10% of total assets or income.

     "Statistical Release" means the statistical released designed "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities or, if the statistical release is not published at the time of any determination of the Make-Whole Amount, then such other reasonably comparable index which shall be designated by the Company.

     "Strategic Investment" of any specified Person means any other Person in which an Investment has been made by the specified Person, other than Portfolio Securities, where either (a) the undepreciated book value, or (b) if the Strategic Investment is a Publicly Traded Security, the Market Value of the Investment exceeds $100 million.

     "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     "Total Capitalization" means, with respect to any Person as of any date, the consolidated long-term Indebtedness and consolidated stockholders' equity of such Person and its Consolidated Subsidiaries less their consolidated Intangible Assets (to the extent reflected in determining consolidated stockholders' equity), all determined as of such date in accordance with GAAP, and excluding the cumulative effect of a change in accounting principles.

     "Trade Payables" means, with respect to any Person, (i) any accounts payable or any other Indebtedness or monetary obligation to trade creditors created, assumed or Guaranteed by such Person arising in the ordinary course of business in connection with the acquisition of goods or services, (ii) obligations Incurred in the ordinary course to pay the purchase price of securities so long as such obligations are paid within customary settlement periods and (iii) obligations to purchase securities pursuant to subscription or stock purchase agreements in the ordinary course of business. Notwithstanding the foregoing, for purposes of Section 3.08, accounts payables (other than deferred compensation) of the Company in excess of 3.0% of the undepreciated book value (determined in accordance with GAAP) of the assets of the Company at any time outstanding shall be treated as Indebtedness to the extent of such excess.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was originally executed, and "TIA", when used in respect of an indenture supplemental hereto, means such Act as in force at the time such indenture supplemental hereto becomes effective.

     "Trustee" means the entity identified as "Trustee" in the first paragraph hereof and, subject to the provisions of Article Five, shall also include any successor trustee.

     "Wholly Owned Subsidiary" means a Subsidiary of any Person all of the outstanding Capital Stock or other ownership interests of which (other than directors' qualifying shares or minimal interests issued to other Persons to satisfy legal requirements) are at the time owned by such Person or by one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries of such Person.

     Section 1.02. Other Definitions.


                                                Defined
     Term                                      in Section
                                               ----------
     "Covenant Defeasance"....................... 1.003
     "Legal Defeasance".......................... 1.002
     "Cash transaction"..........................  5.13
     "Self-liquidating paper"....................  5.13
     "Redemption Price"..........................  9.01

                                   ARTICLE 2

             Issue, Execution, Form and Registration of Securities

     Section 2.01. Authentication and Delivery of Securities. Upon the execution and delivery of this Indenture, or from time to time thereafter, Securities of any series (including Exchange Securities) in an aggregate principal amount not in excess of the amount specified in the form of Security of such series hereinabove recited (except as otherwise provided in Section 2.09) may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and make available for delivery said Securities to or upon the written order of the Company, signed by the Chairman or a Vice Chairman of the Board of Directors, the Chief

Executive Officer, the Chief Financial Officer, any Managing Director, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") or the Secretary of the Company, without any further action by the Company.

     Section 2.02. Execution of Securities. The Securities shall be signed on behalf of the Company by the Chairman or a Vice Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, any Managing Director, any Vice President (whether or not designated by a number or numbers or a word or words added before or after the title "Vice President") or the Secretary of the Company. Such signature may be the manual or facsimile signatures of the present or any future such officers.

     In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by the Trustee or disposed of by the Company, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution and delivery of this Indenture any such person was not such officer.

     Section 2.03. Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form set forth in Annex A, B or C hereto, as applicable, executed by the Trustee by manual signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security has been authenticated and delivered hereunder but never issued and sold by the Company, and the Company delivers such Security to the Trustee for cancellation as provided in Section 2.10 together with a written statement (which need not comply with Section 12.05 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued or sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

     Section 2.04. Form, Denomination and Date of Securities; Payments of Interest. The Securities of each series and the Trustee's certificates of authentication shall be substantially in the forms of Annex A, Annex B and Annex C hereto; provided that Exchange Securities with respect to any series (i) shall contain the alternative fourth paragraph appearing on the reverse of the form of Security of such series provided in Annex A, Annex B or Annex C hereto, as the case may be, and (ii) shall not contain terms with respect to transfer restrictions. The Securities of each series shall be issuable in denominations in the form of Security of such series provided in Annex A, Annex B or Annex C hereto, as the case may be. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee.

     Any of the Securities of any series may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, including those required by Section 2.05, or with the rules of any securities market in which the Securities of such series are admitted to trading, or to conform to general usage.

     Each Security of each series shall be dated the date of its authentication, shall bear interest from the applicable date and shall be payable on the dates specified on the face of the form of Security of such series provided in Annex A, Annex B or Annex C hereto, as the case may be.

     Securities of each series offered and sold in reliance on Section 4(2) and Rule 144A shall be issued initially in the form of one or more permanent global Securities in registered form, substantially in the form hereinabove recited (each a "Global Security"), deposited with the Trustee, as custodian for the Depositary, duly executed by the Company and authenticated by the Trustee as herein provided.

     The person in whose name any Security is registered at the close of business on any Interest Record Date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding any transfer or exchange of such Security subsequent to the Interest Record Date and prior to such Interest Payment Date, except if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, in which case such defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, shall be paid to the persons in whose names outstanding Securities are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of such payment) established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date.

     Every permanent Global Security will provide that interest, if any, payable on any Interest Payment Date will be paid to DTC, with respect to that portion of such permanent Global Security held for its account by Cede & Co. for the purpose of permitting such party to credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

     Section 2.05. Restrictive Legends. (a) Unless and until a Security of any series is exchanged for an Exchange Security in connection with an effective Registration pursuant to the Registration Rights Agreement, each Global Security, and each certificated Security issued in exchange for a beneficial interest therein pursuant to Section 2.07(b) shall bear the following legend on the face thereof:

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE

     SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO SECURITY CAPITAL GROUP INCORPORATED ("SECURITY CAPITAL") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH SECURITY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT SECURITY CAPITAL, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SECURITY CAPITAL OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT.

     (b) Each Global Security, whether or not an Exchange Security, shall also bear the following legend on the face thereof:

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.

     Section 2.06. Registration, Transfer and Exchange. The Securities are issuable only in registered form. The Company will keep at each office or agency to be maintained for the purpose as provided in Section 3.02 (the "Registrar") a register or registers (the "Security Register(s)") in which, subject to such reasonable regulations as it may prescribe, it will register, and will register the transfer of, Securities as in this Article provided. Such Security Register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed Registrar for the purpose of registering registered Securities and transfers of registrar Securities on such Security Register as herein provided. At all reasonable times such Security Register or Security Registers shall be open for inspection by the Trustee.

     Upon due presentation for registration of transfer of any Security of any series at each such office or agency, the Company shall execute and the Trustee shall authenticate and make available for delivery in the name of the transferee or transferees a new Security or Securities of the same series in authorized denominations for a like aggregate principal amount.

     A Holder may transfer a Security only by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon, final acceptance and registration of the transfer by the Registrar in the Security Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee and any agent of the Company shall treat the person in whose name the Security is registered as the owner thereof for all purposes whether or not the Security shall be overdue, and neither the Company, the Trustee, nor any such agent shall be affected by notice to the contrary. Furthermore, any Holder of a Global Security shall, by acceptance of such Global Security, agree that transfers of beneficial interests in such Global Security may be effected only through a book-entry system maintained by the Holder of such Global Security (or its agent) and that ownership of a beneficial interest in such Global Security shall be required to be reflected in a book-entry system. When Securities are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other authorized denominations (including an exchange of Securities for Exchange Securities), the Registrar shall register the transfer or make the exchange as requested if the requirements for such transactions set forth herein are met; provided that no exchanges of Securities for Exchange Securities shall occur until a Registration Statement shall have been declared effective by the Commission and that any Securities that are exchanged for Exchange Securities shall be cancelled by the Trustee. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's request.

     The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities (other than any such transfer taxes or other similar governmental charge payable upon exchanges pursuant to Section 2.11, 7.05 or 10.03). No service charge to any Holder shall be made for any such transaction.

     The Company shall not be required to exchange or register a transfer of (a) any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed, or (b) any Securities selected, called or being called for redemption except, in the case of any Security where public notice has been given that such Security is to be redeemed in part, the portion thereof not so to be redeemed.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

     Section 2.07. Book-Entry Provisions for Global Securities. (a) The Global Security of each series initially shall (i) be registered in the name of the Depositary for such Global Security or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.05.

     Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary, or the Trustee as its custodian, or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. None of the Company, the Trustee, any paying agent or the Registrar shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

     (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the Depositary, its successors or their respective nominees. Interests of beneficial owners in a Global Security may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 2.08. In addition, certificated Securities of any series shall be issued to all beneficial owners in exchange for their beneficial interests in the Global Security of such series, if (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security and a successor depositary is not appointed by the Company within 90 days of such notice or (ii) an Event of Default of which the Trustee has actual notice has occurred and is continuing and the Registrar has received a request from the Depositary to issue such Securities in certificated form or
(iii) the Company decides to discontinue use of the system of book-entry transfers through the Depositary.

     (c) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

     Section 2.08. Special Transfer Provisions. (a) Unless and until a Security of any series is exchanged for an Exchange Security of such series in connection with an effective Registration pursuant to the Registration Rights Agreement, any proposed transfer of an interest in the Global Security may only be effected to a QIB through the book-entry system maintained by the Depositary.

     (b) Neither the Company nor any of its "affiliates" (as defined under Rule 144 under the Securities Act (or any successor provision thereto)) may hold a beneficial interest in any Global Security, until the consummation of the Exchange Offer in respect of the Securities of such series. If the Company or any affiliate thereof purchases any Securities prior to the consummation of the Exchange Offer in respect of the Securities of such series, then such Securities shall be issued to the Company or such affiliate in a certificated form and may not be resold unless registered under the Securities Act or resold pursuant to an exemption from the registration requirements of the Securities Act in a transaction which results in those Securities no longer being "restricted securities" (as defined under Rule 144 of the Securities Act (or any successor provision thereto)), and any Securities so purchased shall bear a legend to that effect.

     (c) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities which do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities which bear the Private Placement Legend unless the requested transfer is not by the Company or an affiliate thereof and occurs after the time period referred to in Rule 144(k) under the Securities Act (or any successor provision thereto) as in effect with respect to such transfer, or there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

     (d) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall not register a transfer of any Security unless such transfer complies with the restrictions on transfer of such Security set forth in this Indenture. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

     The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 207(a) or this Section 208. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

     Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability which may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States Federal or state securities law.

     The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

     Section 2.09. Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated, defaced or be apparently destroyed, lost or stolen, the Company in its discretion may execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and make available for delivery, a new Security of the same series, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of and substitution for the Security so apparently destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge which may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. In case any Security which has matured or is about to mature, or has been called for redemption in full, shall become mutilated or defaced or be apparently destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless from all risks, however remote, and, in every case of apparent destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the apparent destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security issued pursuant to the provisions of this Section by virtue of the fact that any Security is apparently destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the apparently destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced, or apparently destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

     Section 2.10. Cancellation of Securities. All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Company or any agent of the Company or the Trustee, shall be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall deliver cancelled Securities to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

     Section 2.11. Temporary Securities. Pending the preparation of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and make available for delivery temporary Securities of such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities shall be issuable as registered Securities without coupons, of any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company with the concurrence of the Trustee. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay, the Company shall execute and shall furnish definitive Securities and thereupon temporary Securities of the same series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Company for the purpose pursuant to Section 3.02, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities a like aggregate principal amount of definitive Securities of the same series of authorized denominations. Until so exchanged, the temporary Securities shall be entitled to the same benefits under this Indenture as definitive Securities.

     Section 2.12. CUSIP Numbers. The Company, in issuing the Securities of each series, may use "CUSIP" numbers, and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such number either as printed on the Securities of the relevant series or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities of the relevant series. The Company shall promptly notify the Trustee of any change in the CUSIP number.

                                   ARTICLE 3

                   Covenants of the Company and the Trustee.

     Section 3.01. Payment of Principal and Interest. The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of each series at the place or places, at the respective times and in the manner provided in the Securities of such series (but no later than 12:00 p.m. Eastern Time on the date such payment is due). Each installment of interest on the Securities may be paid by mailing checks for such interest payable to or upon the written order of the holders of Securities entitled thereto as they shall appear on the registry books of the Registrar, or by wire transfer to such holders in immediately available funds, to such bank or other entity in the continental United States as shall be designated by such holders and shall have appropriate facilities for such purpose, or in accordance with the standard operating procedures of the Depositary.

     Section 3.02. Offices for Payments, etc. So long as any of the Securities remain outstanding, the Company will maintain in the city of Boston, Massachusetts, the following: (a) an office or agency where the Securities may be presented for payment, (b) an office or agency where the Securities may be presented for registration of transfer and for exchange as in this Indenture provided and (c) an office or agency where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. The Company hereby initially designates the office of State Street Bank and Trust Company, N.A., an affiliate of the Trustee, and the Corporate Trust Office of the Trustee as the offices or agencies for each such purpose. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the Corporate Trust Office.

     The Company may from time to time designate one or more other offices or agencies where the Securities of one or more series may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as a Place of Payment for each series of Securities the office or agency of the Company in the city of Boston, Massachusetts, and initially appoints the Trustee at its Corporate Trust Office as paying agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

     Section 3.03. Appointment to Fill a Vacancy in Office of Trustee. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 5.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 3.04. Paying Agents. Whenever the Company shall appoint a paying agent other than the Trustee, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section,

     (a) that it will hold all sums received by it as such agent for the payment of the principal of or interest on the Securities (whether such sums have been paid to it by the Company or by any other obligor on the Securities) in trust for the benefit of the holders of the Securities or of the Trustee,

     (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of or interest on the Securities when the same shall be due and payable, and

     (c) pay any such sums so held in trust by it to the Trustee upon the Trustee's written request at any time during the continuance of the failure referred to in clause (b) above.

     The Company will, prior to each due date of the principal of or interest on the Securities, deposit with the paying agent a sum sufficient to pay such principal or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

     If the Company shall act as its own paying agent, it will, on or before each due date of the principal of or interest on the Securities, set aside, segregate and hold in trust for the benefit of the holders of the Securities a sum sufficient to pay such principal or interest so becoming due. The Company will promptly notify the Trustee of any failure to take such action.

     Anything in this Section to the contrary notwithstanding, the Company may at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained.

     Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of
Article 10.

     Section 3.05. Certificates to Trustee. (a) The Company will deliver to the Trustee within 135 days after the end of each fiscal year of the Company a certificate from the principal executive, financial or accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture (such compliance to be determined without regard to any period of grace or requirement of notice provided under this Indenture).

     (b) The Company will deliver to the Trustee, as soon as possible and in any event within 30 days after the Company becomes aware or should reasonably become aware of the occurrence of an Event of Default or a Default, an Officers' Certificate setting forth the details of such Event of Default or Default, and the action which the Company proposes to take with respect thereto.

     Section 3.06. Securityholders' Lists. If and so long as the Trustee shall not be the Registrar, the Company will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the holders of the Securities pursuant to Section 312 of the Trust Indenture Act (a) semi-annually not more than 15 days after each Interest Record Date as of such Interest Record Date, and (b) at such other times as the Trustee may request in writing, within 30 days after receipt by the Company of any such request as of a date not more than 15 days prior to the time such information is furnished. Every holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any authenticating agent nor any paying agent nor any Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

     Section 3.07. Reports by the Trustee. (a) Upon qualification of the Indenture under the Trust Indenture Act, the Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each May 15 following the date of this Indenture deliver to Holders a brief report, dated as of such May 15, which complies with the provisions of such Section 313(a).

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange, if any, upon which the Securities are listed, with the Commission and with the Company. The Company will promptly notify the Trustee when the Securities are listed on any stock exchange.

     Section 3.08. Limitations on Indebtedness. The Company will not, and will not permit any of its Wholly Owned Subsidiaries to, directly or indirectly, Incur any Indebtedness (including Acquired Indebtedness), if, immediately after such Indebtedness is Incurred (i) the total aggregate Indebtedness of the Company and its Wholly Owned Subsidiaries exceeds 50% of the Adjusted Total Assets of the Company and its Wholly Owned Subsidiaries; or (ii) the Fixed Charge Coverage Ratio for the Company and its Wholly Owned Subsidiaries for the most recently ended four fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is Incurred would have been less than 1.5 to 1.0, determined on a pro forma basis as if such Indebtedness had been incurred on the first day of such four-quarter period.

     Section 3.09. Required Minimum Consolidated Tangible Net Worth. The Company will not at any time permit its Consolidated Tangible Net Worth to be less than $1,500,000,000.

     Section 3.10. Limitations on Liens. The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) which secures obligations under any Indebtedness of the Company or any of its Wholly Owned Subsidiaries on any asset now owned or hereafter acquired by the Company or any of its Subsidiaries, or any income or profits therefrom, or assign or convey any right to receive income therefrom.

     Section 3.11. Restrictions on Lines of Business. The Company will not, and will not permit any of its Subsidiaries to, make Investments in any business other than the business conducted by the Company and its Subsidiaries on the Issue Date and any other business related to, or servicing, the real estate industry unless the aggregate amount of such Investments is less than 10% of the Consolidated Assets of the Company.

     Section 3.12. Reports. (a) So long as any Securities of any series are outstanding, the Company will furnish to Holders of Securities of such series within 15 days after the filing thereof with the Commission copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Company is required to file with the Commission pursuant to
Section 13 or 15(d) of the Exchange Act provided that the Company's obligation to furnish such reports will be deemed satisfied to the extent the Company complies with Section 3.12(b) and (d). All obligors on the Securities shall comply with the provisions of Section 314(a) of the Trust Indenture Act. Notwithstanding that the Company may not be subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act or otherwise report on an annual and quarterly basis on forms provided for such annual and quarterly reporting pursuant to rules and regulations promulgated by the Commission, the Company shall file with the Commission and provide to the Trustee (i) within 105 days after the end of each fiscal year, annual reports on Form 10-K (or any successor or comparable form) containing the information required to be contained therein (or required in such successor or comparable form), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and a report thereon by the Company's certified public accountants;
(ii) within 60 days after the end of each of the first three fiscal quarters of each fiscal year, reports on Form 10-Q (or any successor or comparable form) containing the information required to be contained therein (or required in any successor or comparable form), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations"; and (iii) promptly from time to time after the occurrence of an event required to be therein reported, such other reports on Form 8-K (or any successor or comparable form) containing the information required to be contained therein (or required in any successor or comparable form); provided, however, that the Company shall not be in default of the provisions of this Section 3.12(a) for any failure to file reports with the Commission solely by the refusal of the Commission to accept the same for filing. Each of the financial statements contained in such reports shall be prepared in accordance with GAAP.

     (b) The Trustee, at the Company's expense and written direction, shall promptly mail copies of all such annual reports, information, documents and other reports provided to the Trustee pursuant to Section 3.12(a) hereof to the Holders at their addresses appearing in the Security Register.

     (c) Whether or not required by the rules and regulations of the Commission, the Company shall file a copy of all such information and reports with the Commission for public availability and make such information available to securities analysts and prospective investors upon request.

     (d) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information which the Trustee may be required to deliver to the Holders under this Section 3.12.

     (e) Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

     Section 3.13. Waiver of Stay, Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it will not (i) at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company will expressly waive all benefit or advantage of any such law and (ii) hinder, delay or impede the execution of any power granted to the Trustee under this Indenture and will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 4

            Remedies of the Trustee and Holders on Event of Default

     Section 4.01. Events of Default. "Event of Default" with respect to any series of Securities, wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or order, rule or regulation of any administrative or governmental body):

     (a) default in the payment of any interest on any Security of such series when such interest becomes due and payable, and continuance of such default for a period of 30 days; or

     (b) default in the payment of the principal of any Security of such series when due and payable; or

     (c) default in the performance, or breach, of any covenant or warranty of the Company contained in this Indenture with respect to the Securities of such series (other than a default in the performance, or breach of a covenant or warranty which is specifically dealt with elsewhere in this Section), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or the Company and the Trustee by the Holders of at least 25% in principal amount of all Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (d) any default occurs under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Significant Subsidiary of the Company (or the payment of which is Guaranteed by the Company, or any Significant Subsidiary of the Company), whether such Indebtedness or Guarantee exists on the date hereof or is thereafter created, which default, after the termination of any applicable grace or cure period, (a) constitutes a Payment Default or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or which has been so accelerated, aggregates $15,000,000 or more; provided that, in calculating the aggregate principal amount of any such Indebtedness, the Hedging Obligations of any Person under which there has been a Payment Default or which has been so accelerated shall not be netted against any other Hedging Obligation of such Person;

     (e) final judgments or orders rendered against the Company or any Significant Subsidiary of the Company which require the payment in money, either individually or in an aggregate amount, in excess of $15,000,000 and such judgments or orders remain undischarged, unstayed and unsatisfied in an aggregate amount (excluding amounts covered by insurance) in excess of $15,000,000 for a period of 60 consecutive days; or

     (f) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company or any Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order adjudging the Company or any Significant Subsidiary of the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any Significant Subsidiary of the Company, under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any Significant Subsidiary of the Company or of any substantial part of their respective properties, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such decree or order unstayed and in effect for a period of 90 consecutive days; or

     (g) the commencement by the Company or any Significant Subsidiary of the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent of the Company or any Significant Subsidiary of the Company to the entry of a decree or order for relief in respect of the Company or such Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company or any Significant Subsidiary of the Company of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any Significant Subsidiary of the Company to the filing of such petition or the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or such Significant Subsidiary or of any substantial part of their respective properties, or the making by it of an assignment for the benefit of creditors, or the admission by the Company or any Significant Subsidiary of the Company of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or any Significant Subsidiary of the Company in furtherance of any such action.

     Section 4.02. Acceleration. If any Event of Default (other than an Event of Default specified in clause (f) or (g) of Section 4.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the then outstanding Securities of any series affected thereby by written notice to the Company and the Trustee, may declare the unpaid principal of, premium, if any, and any accrued and unpaid interest on all the Securities of such series to be due and payable immediately. If an Event of Default specified in clause (f) or (g) of Section 4.01 hereof, relating to the Company or any Significant Subsidiary of the Company occurs, the principal amount of all outstanding Securities of each series shall become due and payable without any declaration or other act on the part of the Trustee or the Holders of Securities of any series.

     Section 4.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

     Section 4.04. Waiver of Past Defaults. The Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding (each such series voting as a class) by written notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive any existing Default or Event of Default and its consequences under this Indenture except a continuing Default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security which may be so waived only if:

     (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

          (A) all overdue installments of interest on all outstanding Securities of such series;

          (B) the principal of and premium, if any, on any outstanding Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Securities;

          (C) to the extent that payment of such interest is lawful, interest on overdue installments of interest at the rate or rates borne by or provided for in such Securities; and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (ii) all Events of Default with respect to Securities of such series, other than the nonpayment of the principal of or premium, if any, on or interest, if any, on Securities of such series which have become due solely by such declaration of acceleration, have been cured or waived as provided above.

     Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 4.05. Control by Majority. Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to the Securities of such series. However, the Trustee may refuse to follow any direction which conflicts with law or this Indenture which the Trustee determines may be unduly prejudicial to the rights of other Holders or which may involve the Trustee in personal liability. The Trustee may take any other action which it deems proper which is not inconsistent with any such direction.

     Section 4.06. Limitation on Suits. A Holder may pursue a remedy with respect to this Indenture or the Securities of any series only if:

          (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

          (ii) the Holders of at least 25% in aggregate principal amount of the then outstanding Securities of such series make a written request to the Trustee to pursue the remedy;

          (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

          (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

          (v) during such 60-day period, the Holders of a majority in aggregate principal amount of the then outstanding Securities of such series do not give the Trustee a direction inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

     Section 4.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal, premium, if any, and interest on any Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     Section 4.08. Collection Suit by Trustee. If an Event of Default specified in Section 4.01(a) or (b) hereof occurs and is continuing, then the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the holders of the Securities of such series, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, with interest on any overdue principal and premium, if any, and, to the extent that payment of such interest is legally enforceable, on any overdue installments of interest, if any, at the rate or rates borne by or provided for in such Securities, and, in addition thereto, such further amount as is sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel. If the Company fails to pay such amounts forthwith upon such demand, the Trustee is authorized to recover judgment in its own name and as trustee of an express trust against the Company or any other obligor for the whole amount of principal and interest remaining unpaid on the Securities of any series and interest on overdue principal and, to the extent lawful, interest and such further amount as shall be sufficient to cover amounts due the Trustee under Section 5.07 hereof, including the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     Section 4.09. Trustee May File Proofs of Claim. The Trustee is authorized to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to sit on a committee of creditors and to collect, receive and distribute any money or other property payable or deliverable on any such claims and any custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 5.07 hereof. To the extent that the payment of any such compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 5.07 hereof out of the estate in any such proceeding, shall be denied for any reason, payment of the same shall be secured by a Lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other properties which the Holders may be entitled to receive in such proceeding whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 4.10. Priorities. If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

     First: to the Trustee, its agents and attorneys for amounts due under
Section 5.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

     Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal, premium, if any and interest, respectively; and

     Third: to the Company or to such party as a court of competent jurisdiction shall direct.

     The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 4.10 upon five Business Days prior notice to the Company.

     Section 4.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 4.07 hereof, or a suit by Holders of more than 10% in aggregate principal amount of the then outstanding Securities.

                                   ARTICLE 5

                            Concerning the Trustee

     Section 5.01. Duties and Responsibilities of the Trustee; During Default; Prior to Default. The Trustee, prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that

     (a) prior to the occurrence of an Event of Default of which the Trustee has actual notice and after the curing or waiving of all such Events of Default which may have occurred:

          (i) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

     (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

     (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders pursuant to Section 4.05 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     This Section 5.01 is in furtherance of and subject to Sections 315 and 316 of the Trust Indenture Act of 1939.

     Section 5.02. Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act of 1939, and subject to Section 5.01:

     (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

     (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

     (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred therein or thereby;

     (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture;

     (f) prior to the occurrence of an Event of Default hereunder, of which the Trustee has actual notice, and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the holders of not less than a majority in aggregate principal amount of the Securities of all series affected then outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor trustee, shall be repaid by the Company upon demand;

     (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; and

     (h) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

     Section 5.03. Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

     Section 5.04. Trustee and Agents May Hold Securities; Collections, etc. The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

     Section 5.05.  Moneys Held by Trustee. Subject to the provisions of Section
10.06 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

     Section 5.06. Notice of Default. If any Default or any Event of Default occurs and is continuing and if such Default or Event of Default is actually known to a Responsible Officer of the Trustee, the Trustee shall mail to each Holder of Securities of any series affected in the manner and to the extent provided in Trust Indenture Act Section 313(c) notice of the Default or Event of Default within 45 days after it occurs, unless such Default or Event of Default has been cured; provided, however, that, except in the case of a default in the payment of the principal of, premium, if any, or interest on any Security, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

     Section 5.07. Compensation and Indemnification of Trustee and Its Prior Claim. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing between the Company and the Trustee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

     When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Sections 4.01(f) or 4.01(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

     Section 5.08. Right of Trustee to Rely on Officers' Certificate, etc. Subject to Sections 5.01 and 5.02, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

     Section 5.09. Persons Eligible for Appointment as Trustee. The Trustee hereunder shall at all times be a corporation having a combined capital and surplus of at least $50,000,000, and which is eligible in accordance with the provisions of Section 310(a) of the Trust Indenture Act of 1939. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

     Section 5.10.  Resignation and Removal; Appointment of Successor Trustee.
(a) The Trustee may at any time resign by giving written notice of resignation to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (b)  In case at any time any of the following shall occur:

          (i) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act of 1939, after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities of such series for at least six months; or

          (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 5.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder; or

          (iii) the Trustee shall become incapable of acting with respect to the Securities, or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to Section 315(e) of the Trust Indenture Act of 1939, any Securityholder who has been a bona fide holder of a Security or Securities for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

     (c) The holders of a majority in aggregate principal amount of the Securities at the time outstanding, voting as one series, may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section 6.01 of the action in that regard taken by the Securityholders.

     If no successor trustee shall have been so appointed and have accepted appointment 30 days after the mailing of such notice of removal, the trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

     (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 5.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 5.11.

     Section 5.11. Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 5.10 shall execute and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the trustee ceasing to act shall, subject to Section 11.06, pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 5.07.

     Upon acceptance of appointment by any successor trustee as provided in this
Section 5.11, the Company shall mail notice thereof by first-class mail to the holders of Securities at their last addresses as they shall appear in the Security register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 5.10. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 5.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or to which the Trustee's assets may be sold, or any corporation resulting from any merger, conversion, consolidation or sale to which the Trustee shall be a party or by which the Trustee's property may be bound, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 5.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 5.13.  Preferential Collection of Claims. Reference is made to
Section 311 of the Trust Indenture Act. For purposes of Section 311(b) (4) and
(6) of such Act, the following terms shall mean:

    (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

     (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

                                   ARTICLE 6
                             Concerning the Holders

     Section 6.01. Evidence of Action Taken by Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Securityholders of any series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 5.01 and 5.02) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Article.

     Section 6.02. Proof of Execution of Instruments and of Holding of Securities; Record Date. Subject to Sections 5.01 and 5.02, the execution of any instrument by a Securityholder or his agent or proxy may be proved in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Securities shall be proved by the Security Register or by a certificate of the Registrar thereof. The Company may set a record date for purposes of determining the identity of holders of Securities of any series entitled to vote or consent to any action referred to in Section 6.01, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or resolicitation) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only holders of Securities of such series of record on such record date shall be entitled to so vote or give such consent or to withdraw such vote or consent.

     Section 6.03. Securities Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be outstanding for the purpose of any such determination, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of any of the above-described persons; and, subject to Sections 5.01 and 5.02, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

     Section 6.04. Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 6.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all the Securities affected by such action.

                                   ARTICLE 7
                            Supplemental Indentures

     Section 7.01. Supplemental Indentures Without Consent of Holders. The Company and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Holder:

          (i) to cure any ambiguity, defect or inconsistency, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture or to make any other changes; provided that, in each case, such provisions shall not adversely affect the interests of the holders of Securities of any series in any material respect; or

          (ii) to provide for uncertificated Securities of any series in addition to or in place of certificated Securities of such series;

          (iii) to provide for the assumption of the Company's obligations to the Holders of the Securities in the case of a merger, consolidation or sale of assets pursuant to Article 8 hereof;

          (iv) to make any change that would provide any additional rights or benefits to the Holders of the Securities of any series or that does not adversely affect the legal rights hereunder of any Holder of Securities of any series;

          (v) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as are necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee; or

          (vi) to comply with requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

     Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon receipt by the Trustee of the documents described in Section 7.04 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects its own rights, duties or immunities under this Indenture or otherwise.

     Section 7.02. With Consent of Holders. Except as provided in the next succeeding paragraphs, this Indenture or the Securities of any series may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Securities of each series affected thereby then outstanding (including consents obtained in connection with a tender offer or exchange offer for such Securities), and any existing default or compliance with any provision of this Indenture or the Securities of any series may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Securities of each series affected thereby (including consents obtained in connection with a tender offer or exchange offer for such Securities).

     Upon the request of the Company accompanied by a resolution of its Board of Directors authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Holders as aforesaid, and upon receipt by the Trustee of the documents described in Section 7.04 hereof, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Holders under this Section
7.02 to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof.

     After an amendment, supplement or waiver under this Section becomes effective, the Company shall mail to the Holders of each series affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver. Subject to Sections 4.04 and 4.07 hereof, the Holders of a majority in aggregate principal amount of the Securities of each series then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities of such series. Without the consent of each Holder of the Securities of any series affected, however, an amendment or waiver may not (with respect to any Security of such series held by a non-consenting Holder):

          (i) reduce the principal amount of Securities of such series whose Holders must consent to an amendment, supplement or waiver;

          (ii) reduce the principal of or change the fixed maturity of any Security of such series;

          (iii) reduce the rate of or change the time for payment of interest on any Security of such series;

          (iv) waive a Default or Event of Default in the payment of principal of or interest on the Securities (except a rescission of acceleration of the Securities of any series by the Holders of at least a majority in aggregate principal amount then outstanding of Securities of such series and a waiver of the payment default that resulted from such acceleration);

          (v) make any Security of such series payable in money other than that stated in the Securities;

          (vi)  make any change in Section 4.04 or 4.07 hereof;

          (vii) waive a redemption payment with respect to any Security of such series;

          (viii) modify the ranking or priority of the Securities of such series; or

          (ix)  make any change in this sentence of this Section 7.02.

     A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

     Section 7.03. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 7.04. Documents to Be Given to Trustee; Compliance with TIA. The Trustee, subject to the provisions of Sections 5.01 and 5.02, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the applicable provisions of this Indenture. Every such supplemental indenture shall comply with the TIA.

     Section 7.05. Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation approved by the Trustee for such series as to form (but not as to substance) as to any matter provided for by such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then outstanding.

                                   ARTICLE 8
                    Consolidation, Merger or Sale of Assets

     Section 8.01. When Issuer May Merge, Etc. The Company will not consolidate or merge with or into (whether or not the Company is the surviving corporation), or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets in one or more related transactions, to another Person unless (i) the surviving Person or the Person formed by or surviving such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (the "Surviving Entity") is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the Surviving Entity assumes all the obligations of the Company under the Securities and the Indenture pursuant to a supplemental Indenture in form reasonably satisfactory to the Trustee; (iii) immediately before and after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of the transaction, no Default or Event of Default shall have occurred and be continuing; and (iv) the Company or the Surviving Entity will, at the time of such transaction and after giving pro forma effect thereto as if such transaction had occurred at the beginning of the applicable four-quarter period, be permitted to incur at least $1.00 of additional Indebtedness pursuant to Section 3.08 hereof.

     Section 8.02. Successor Corporation Substituted. Upon any consolidation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the properties or assets of the Company in accordance with Section 8.01 hereof, the successor corporation formed by such consolidation or into or with which the Company is merged or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for (so that from and after the date of such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition, the provisions of this Indenture referring to the

"Company" shall refer instead to the successor corporation), and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and the predecessor entity shall be relieved of any further obligation under this Indenture and the Securities. In case of any such consolidation, merger, sale, lease or conveyance, such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

     Notwithstanding the foregoing, (i) a consolidation or merger by the Company with or into, or (ii) the sale, assignment, transfer, lease, conveyance or other disposition by the Company of all or substantially all of its property or assets to, one or more of its Subsidiaries shall not relieve the Company from its obligations under this Indenture and the Securities.

     Section 8.03. Opinion of Counsel to Trustee. The Trustee, subject to the provisions of Sections 5.01 and 5.02, may receive an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, assignment, transfer, lease, conveyance or other disposition complies with the applicable provisions of this Indenture.

                                   ARTICLE 9
                            Redemption of Securities

     Section 9.01. Ability to Redeem; Redemption Price. The Company may, subject to the provisions of this Article 9 and the terms of the Securities, redeem Securities of any series at any time, in whole or in part, at a redemption price equal to the sum of (i) the principal amount of the Securities being redeemed plus accrued interest thereon to the date fixed for redemption and (ii) the Make-Whole Amount, if any, with respect to such Securities (the "Redemption Price").

     Section 9.02. Election to Redeem; Notice to Trustee. The election of the Company to redeem Securities of any series, in whole or in part, shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all of the Securities of any series, the Company shall, at least 30 days prior to the giving of the notice of redemption required by
Section 9.04 (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of the series of Securities to be redeemed, the date fixed for redemption and of the principal amount of Securities of such series to be redeemed.

     Section 9.03. Selection by Trustee of Securities to Be Redeemed. If less than all of the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days prior to the date fixed for redemption by the Trustee, from the outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple of $1,000 in excess thereof) of the principal amount of Securities of such series.

     The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

     For purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

     Section 9.04. Notice of Redemption. Notice of redemption to the holders of Securities to be redeemed as a whole or in part shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 45 days and not more than 60 days prior to the date fixed for redemption to such holders of Securities at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

     The notice of redemption to each such Holder shall identify the Securities to be redeemed (including CUSIP numbers) and shall specify the principal amount of each Security held by such Holder to be redeemed, the date fixed for redemption, the applicable Redemption Price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in such notice and that, on and after such date, interest thereon or on the portions thereof to be redeemed will cease to accrue. In case any Security is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

     The notice of redemption shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

     No later than 10:00 a.m. on the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 3.04) an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate Redemption Price.

     Section 9.05. Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable Redemption Price and, on and after such date (unless the Company shall default in the payment of such Securities at the Redemption Price), interest on the Securities or portions of Securities so called for redemption shall cease to accrue and, except as provided in Sections 5.05 and 11.06, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the applicable Redemption Price thereof. On presentation and surrender of such Securities at a place of payment specified in such notice, such Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price; provided that any semi-annual payment of interest becoming due on the date fixed for redemption shall be payable to the holders of such Securities registered as such on the relevant Interest Record Date subject to the terms and provisions of
Section 2.04 hereof.

     If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Security.

     Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the Holder thereof, at the expense of the Company, a new Security or Securities, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

     Section 9.06. Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in a written statement signed by an authorized officer of the Company and delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Company or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Company.

                                  ARTICLE 10
                       Defeasance and Covenant Defeasance

     Section 10.01. Company's Option to Effect Defeasance or Covenant Defeasance. The Company may at its option by resolution of the Board of Directors, at any time, elect to have either Section 10.02 or Section 10.03 applied to the outstanding Securities of any series upon compliance with the conditions set forth below in this Article 10.

     Section 10.02. Legal Defeasance and Discharge. Upon the Company's exercise under Section 10.01 hereof of the option applicable to this Section 10.02 with respect to Securities of any series, the Company shall be deemed to have been discharged from its Obligations with respect to any outstanding Securities of such series on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities of such series, which shall thereafter be deemed to be "outstanding" only for the purposes of Section
10.05 hereof and the other Sections of this Indenture referred to in clauses (i) and (ii) of this Section 10.02, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following provisions which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities to receive solely from the trust fund described in Section 10.04 hereof, and as more fully set forth in such Section, payments in respect of the principal of and interest and the Make-Whole Amount, if any, on such Securities when such payments are due, (ii) the Company's obligations with respect to such Securities under Sections 2.01, 2.02, 2.05, 2.06, 2.07, 2.08, 2.09, 2.11, 3.02,
3.04 and 10.05 hereof, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including, without limitation, the Trustee's rights under Section 5.07 hereof, and the Company's obligations in connection therewith and with this Article 10. Subject to compliance with this Article 10, the Company may exercise its option under Section 10.01 to have this Section 10.02 applied to any series of Securities notwithstanding the prior exercise of its option under Section 10.01 to have Section 10.03 hereof applied with respect to the Securities of such series.

     Section 10.03.  Covenant Defeasance. Upon the Company's exercise under
Section 10.01 hereof with respect to Securities of any series of the option applicable to this Section 10.03, the Company shall be released from its obligations under the covenants contained in Sections 3.08 through 3.11 and clause (iv) of Section 8.01 hereof with respect to the outstanding Securities of such series on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of such series shall thereafter be deemed not outstanding for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed outstanding for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities of such series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 401 hereof, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

     Section 10.04. Conditions to Legal or Covenant Defeasance. The following shall be the conditions to application of either Section 10.02 or Section 10.03 hereof to the outstanding Securities of any series:

          (i) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 5.10 who shall agree to comply with the provisions of this
     Article 10 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) cash in U.S. Dollars in an amount, or (b) non-callable Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (c) a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge the principal of, premium, if any, and interest on such outstanding Securities on the stated maturity date of such principal or installment of principal, premium, if any, or interest. Before such a deposit, the Company may give to the Trustee, in accordance with Section 9.02, a notice of its election to redeem all or any portion of such outstanding Securities at a future date in accordance with the terms of the Securities of such series and
     Article 9, which notice shall be
     irrevocable. Such irrevocable redemption notice, if given, shall be given effect in applying the foregoing.

          (ii) In the case of an election to apply Section 10.02 hereof to the Securities of such series, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that (a) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (b) since the date hereof, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such application of Section
     10.02 hereof and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such application of Section 10.02 hereof had not occurred.

          (iii) In the case of an election to apply Section 10.03 hereof to the Securities of such series, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that the Holders of the outstanding Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of such application of Section
     10.03 hereof and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such application of Section 10.03 hereof had not occurred.

          (iv) No Default or Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit or at any time in the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

          (v) Such application of Section 10.02 hereof or Section 10.03 hereof to the Securities of such series shall not result in a breach or violation of, or constitute a default under any material agreement or instrument (other than this Indenture) to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound (other than a breach, violation or default resulting from the borrowing of funds to be applied to such deposit).

          (vi) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (vii) The Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election to apply Section 10.02 or 10.03 hereof was not made by the Company with the intent of preferring the Holders of the Securities of such series over the other creditors of the Company with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others.

          (viii) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for effecting either the application of Section 10.02 hereof or the application of Section 10.03 hereof (as the case may be) have been complied with as contemplated by this Section 10.04.

     Section 10.05. Deposited Money and Government Obligations to be Held in Trust; Other Miscellaneous Provisions. Subject to Section 10.06 hereof, all money and non-callable Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 10.04 hereof in respect of the outstanding Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as paying agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal of, and interest, but such money need not be segregated from other funds except to the extent required by law.

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or non-callable Government Obligations deposited pursuant to Section 10.04 hereof or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities of such series.

     Anything in this Article 10 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the Company's request any money or non-callable Government Obligations held by it as provided in
Section 10.04 hereof which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 10.04(i) hereof), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

     Section 10.06. Repayment to Company. Any money deposited with the Trustee or any paying agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

     Section 10.07. Reinstatement. If the Trustee or paying agent is unable to apply any U.S. Dollars or non-callable Government Obligations in accordance with
Section 10.02 or 10.03 hereof,
as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities of the relevant series shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.02 or 10.03 hereof until such time as the Trustee or paying agent is permitted to apply all such money in accordance with Section 10.02 or 10.03 hereof, as the case may be; provided, however, that, if the Company makes any payment of principal of or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Security to receive such payment from the money held by the Trustee or paying agent.

                                  ARTICLE 11
                          Satisfaction and Discharge

     Section 11.01. Satisfaction and Discharge of Indenture. This Indenture shall upon request of the Company cease to be of further effect with respect to any series of Securities specified in such request (except as to any surviving rights of registration of transfer or exchange of Securities of such series herein expressly provided for), and the Trustee, upon receipt of such request and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture as to such series when:

          (i)  either:

               (A) all Securities of such series theretofore authenticated and delivered (other than (1) Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.09, and (2) Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Article 10) have been delivered to the Trustee for cancellation; or

               (B) all Securities of such series not theretofore delivered to the Trustee for cancellation:

                    (1)  have become due and payable, or

                    (2) will become due and payable at their stated maturity within one year, or

                    (3) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (1), (2) or (3) above, has irrevocably deposited or caused to be deposited with the Trustee funds in trust for the purpose, and in an amount sufficient to pay and discharge the entire indebtedness on such

          Securities not theretofore delivered to the Trustee for cancellation, for the principal and premium, if any, and interest, if any, to the date of such deposit (in the case of Securities which have become due and payable) or the stated maturity or redemption date, as the case may be;

          (ii) The Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (iii) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under
Section 5.07, and, if money has been deposited with and held by the Trustee pursuant to subparagraph (B) of paragraph (i) of this Section, the obligations of the Trustee under Section 11.02 and Section 10.06, shall survive.

     Section 11.02.  Application of Trust Funds. Subject to the provisions of
Section 10.06, all money deposited with the Trustee pursuant to Section 11.01 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any paying agent (including the Company acting as its own paying agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and premium, if any, and interest, if any, for the payment of which such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                  ARTICLE 12
                            Miscellaneous Provisions

     Section 12.01. Incorporators, Stockholders, Officers and Directors of Company Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Security of any series, or because of any Indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the holders thereof and as part of the consideration for the issue of the Securities.

     Section 12.02. Provisions of Indenture for the Sole Benefit of Parties and Holders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the holders of the Securities.

     Section 12.03. Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

     Section 12.04. Notices and Demands on Company, Trustee and Holders. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities to or on the Company may be given or served by being deposited postage prepaid, first-class mail (except as otherwise specifically provided herein) addressed (until another address of the Company is filed by the Company with the Trustee) to Security Capital Group Incorporated, 125 Lincoln Avenue, Suite 300, Santa Fe, New Mexico 87501, Attention: Secretary, with a copy to the Chief Financial Officer. Any notice, direction, request or demand by the Company or any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made at the Corporate Trust Office.

     Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address as it appears in the Security Register. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. The Trustee may waive notice to it of any provision herein, and such waiver shall be deemed to be for its convenience and discretion. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case, by reason of the suspension of or irregularities in regular mail service, it shall be impracticable to mail notice to the Company and Securityholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 12.05. Officers' Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters or information which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

     Section 12.06. Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities or the date fixed for redemption of any Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

     Section 12.07. Conflict of Any Provision of Indenture with Trust Indenture Act of 1939. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture by operation of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939 (an "incorporated provision"), such incorporated provision shall control.

     Section 12.08. New York Law to Govern. This Indenture and each Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

     Section 12.09. Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

     Section 12.10. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                                   SIGNATURES

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first above written.

                                 SECURITY CAPITAL GROUP
                                  INCORPORATED


                                 By:   /s/ Jeffrey A. Klopf
                                       --------------------
                                 Title: Senior Vice President and Secretary


                                 State Street Bank and Trust Company,
                                  as Trustee


                                 By:   /s/ Carolina D. Altomare
                                       ------------------------
                                 Title: Assistant Vice President

                                                                         ANNEX A
                          [FORM OF FACE OF SECURITY]

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 208 OF THE INDENTURE.]/1/

     [THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO SECURITY CAPITAL GROUP INCORPORATED ("SECURITY CAPITAL") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS

/1/  To be included in Global Security.

     TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH SECURITY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT SECURITY CAPITAL, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SECURITY CAPITAL OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT, THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT.]/2/

--------------------------------
/2/  Private Placement Legend.

                                                                    $200,000,000
CUSIP No. 81413P AB 1

                      Security Capital Group Incorporated
                              6.95% Note Due 2005

     Security Capital Group Incorporated, a Maryland corporation (the "Company"), for value received hereby promises to pay to Cede & Co. or registered assigns the principal sum of TWO HUNDRED MILLION U.S. Dollars at the Company's office or agency for such purpose in the city of Boston, Massachusetts, on June 15, 2005, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on December 15 and June 15 (each an "Interest Payment Date") of each year, commencing with December 15, 1998, on such principal sum in like coin or currency at the rate per annum set forth above at such office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or, if no interest on the Securities [or on the Securities for which these Securities were exchanged pursuant to the Exchange Offer]/3/ has been paid or duly provided for, from June 23, 1998. Notwithstanding the foregoing, if the date hereof is after June 1 or December 1 (each an "Interest Record Date"), as the case may be, and before the immediately following Interest Payment Date, this Security shall bear interest from such Interest Payment Date; provided, that if the Company shall default in the payment of interest due on such Interest Payment Date then this Security shall bear interest from the next preceding Interest Payment Date to which interest on the Securities has been paid or duly provided for. The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the Interest Record Date preceding such Interest Payment Date whether or not such day is a Business Day; provided that interest may be paid, at the option of the Company, by mailing a check therefor payable to the registered holder entitled thereto at such holder's last address as it appears on the Security register or by wire transfer, in immediately available funds, to such bank or other entity in the continental United States as shall be designated in writing by such holder prior to the relevant Interest Record Date and shall have appropriate facilities for such purpose.

     Interest, other than default interest, on the Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the holders of such Securities. No representation is made as to the

/3/  To be included in Exchange Securities.

correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

     This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                         SECURITY CAPITAL GROUP INCORPORATED
                         By:
                         Name:
                         Title:

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:_______________________

     This is one of the Securities of the series designated therein described in the within-mentioned Indenture.

                         State Street Bank and Trust Company,
                              as Trustee


                         By:________________________________
                              Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

                      Security Capital Group Incorporated

                              6.95% Note Due 2005

     Securities of this series are one of a duly authorized issue of debt securities of the Company (herein referred to as the "Securities"), issued pursuant to an indenture dated as of June 18, 1998 (the "Indenture"), duly executed and delivered by the Company to State Street Bank and Trust Company, as Trustee (herein called the "Trustee"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

     This Security is one of the series designated as the 6.95% Notes Due 2005 of the Company and such series is limited in aggregate principal amount to $200,000,000.

     This Security will bear interest until final maturity at a rate per annum shown above, except as provided in the next paragraph. The Company will pay interest on overdue principal of, premium, if any, and to the extent lawful, interest on overdue installments of interest, at a 6.95% rate per annum based on a year of 360 days and actual days elapsed.

     [In the event that (i) the Exchange Offer Registration Statement relating to the Exchange Offer is not filed with the Commission on or prior to the date that is 90 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the date that is 180 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (iii) the Exchange Offer is not consummated on or prior to the date that is 210 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (iv) a Shelf Registration Statement with respect to resale of the Securities is not declared effective on or prior to the date that is 210 days after the Issue Date (unless the Exchange Offer has been consummated by that date) or (v) the Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period (unless the Exchange Offer has been consummated by that date or unless such cessation of effectiveness is permitted pursuant to the Registration Rights Agreement) (each such event referred to in clauses (i) through (v), a "Registration Default"), then the Company will pay additional interest (in addition to the interest otherwise due hereon) ("Additional Interest") to the holder commencing upon the occurrence of each such Registration Default in an amount equal to 0.50% per annum; provided that such Additional Interest shall not exceed 0.50% per annum in the aggregate and provided, further, that any Holder that does not deliver the information that the Company may request for inclusion in the Shelf Registration Statement pursuant to Section 3(c) of the Registration Rights Agreement upon such a request by the Company shall not be entitled to any such additional interest for any day after the date that is 5 Business Days after the date of such request. Such additional interest will cease accruing with respect to any Registration Default when such Registration Default has been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).]/4/

     [There shall also be payable in respect of this Security all Additional Interest that may have accrued on the Security for which this Security was exchanged (as defined in such Security) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Security and payable at the same time and in the same manner as periodic interest on this Security.]/5/

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount outstanding of the Securities of any series then outstanding (each such series voting as a class) and that, prior to any such declaration, the holders of the Securities of any such series may waive any past default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest on any of the Securities, which may be so waived only upon the terms and conditions provided in the Indenture. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

     The Indenture permits the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of each series of Securities affected thereby at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that without the consent of each holder affected, no such supplemental indenture shall (i) reduce the principal amount of Securities of any series whose holders must consent to an amendment, supplement or waiver, (ii) reduce the principal of or change the fixed maturity of any Security of any series or alter the provisions with respect to the redemption of the Securities of such series, (iii) reduce the rate of or change the time for payment of interest on any Security of any series, (iv) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on, the Securities of any series (except a rescission of acceleration of the Securities of any series by the holders of at least a majority in aggregate principal amount of the Securities of such series and a waiver of the payment default that resulted from such acceleration), (v) make any Security of any series payable in money other than that stated in the Securities of such series, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of holders of Securities of any series to receive payments of principal of, premium, if any, or interest on the Securities of such series, (vii) waive a redemption payment with respect to

/4/ To be included in Securities not Exchange Securities.

/5/ To be included in Exchange Securities.

any Security of any series, (viii) modify the ranking or priority of the Securities of any series or (ix) make any change in the foregoing amendment and waiver provisions.

     Notwithstanding the foregoing, without the consent of any holder of Securities, the Company and the Trustee may (i) amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture or to make any other changes; provided that, in each case, such provisions shall not adversely affect the interests of the holders of Securities in any material respect, (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities, (iii) to provide for the assumption of the Company's obligations to holders of Securities in the case of a merger or consolidation, (iv) to make any change that would provide any additional rights or benefits to the holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder, (v) to evidence and provide for the acceptance of appointment by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as are necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee, or (vi) to comply with requirements of the Commission (as defined in the Indenture) in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act (as defined in the Indenture).

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

     The Securities of this series are issuable only as registered Securities without coupons in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations.

     Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Company, a new Security or Securities of the same series of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     Securities of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 45 days prior to the date fixed for redemption, at a redemption price set forth in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture.

     The Company, the Trustee, and any authorized agent of the Company or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The Indenture is hereby incorporated by the reference and to the extent of any variance between the provisions hereof and the Indenture, the Indenture shall control.

     All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     This Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

                           [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

--------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

--------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
               ON ALL SECURITIES OTHER THAN EXCHANGE SECURITIES]

     In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of an effective registration of this Security under the Securities Act or (ii) two years after the later of the Issue Date or the last date on which this Security was held by the Company or an "affiliate" (as such term is defined in Rule 144 under the Securities Act) of the Company, the undersigned confirms that, without utilizing any general solicitation or general advertising:

     1.    Applicable Exemption [Check One]

     [](a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                      or

     [](b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

     2.    Affiliation with the Company [check if applicable]

     [](a) The undersigned represents and warrants that it is, or at some time during which it held this security was, an affiliate of the Company.

     [](b) If 2(a) above is checked and if the undersigned was not an affiliate of the Company at all times during which it held this Security, indicate the most recent date as of which the undersigned was an affiliate of the Company:____________________________________________

     [](c) If 2(a) above is checked and if the transferee will not pay the full purchase price for the transfer of this Security on or prior to the date of transfer indicated when such purchase price will be paid:

           --------------------------

If neither of the boxes under the Applicable Exemption is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 208 of the Indenture shall have been satisfied.

Date:___________             ____________________________________
                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

The signatures to this assignment must be guaranteed by a firm that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

                         MEDALLION SIGNATURE GUARANTEE

Authorized Signature:___________________
Name of Firm:___________________________

TO BE COMPLETED BY PURCHASER IF 1(a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:___________             ____________________________________
                             NOTICE: To be executed by an authorized officer

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM 2(A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT
NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS SECURITY AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.

Date:___________             ____________________________________
                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

                                                                         ANNEX B

                           [FORM OF FACE OF SECURITY]

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 2.08 OF THE INDENTURE.]/1/

     [THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO SECURITY CAPITAL GROUP INCORPORATED ("SECURITY CAPITAL") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS

-------------------
/1/  To be included in Global Security.

     TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH SECURITY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT SECURITY CAPITAL, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SECURITY CAPITAL OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT, THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT.]/2/

-------------------
/2/  Private Placement Legend.

                                                                    $100,000,000
CUSIP No. 81413P AC 9

                      Security Capital Group Incorporated
                              7.15% Note Due 2007

     Security Capital Group Incorporated, a Maryland corporation (the "Company"), for value received hereby promises to pay to Cede & Co. or registered assigns the principal sum of ONE HUNDRED MILLION U.S. Dollars at the Company's office or agency for such purpose in the city of Boston, Massachusetts, on June 15, 2007, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on December 15 and June 15 (each an "Interest Payment Date") of each year, commencing with December 15, 1998, on such principal sum in like coin or currency at the rate per annum set forth above at such office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from th e date of this Security, or, if no interest on the Securities [or on the Securities for which these Securities were exchanged pursuant to the Exchange Offer]/3/ has been paid or duly provided for, from June 23, 1998. Notwithstanding the foregoing, if the date hereof is after June 1 or December 1 (each an "Interest Record Date"), as the case may be, and before the immediately following Interest Payment Date, this Security shall bear interest from such Interest Payment Date; provided, that if the Company shall default in the payment of interest due on such Interest Payment Date then this Security shall bear interest from the next preceding Interest Payment Date to which interest on the Securities has been paid or duly provided for. The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the Interest Record Date preceding such Interest Payment Date whether or not such day is a Business Day; provided that interest may be paid, at the option of the Company, by mailing a check therefor payable to the registered holder entitled thereto at such holder's last address as it appears on the Security register or by wire transfer, in immediately available funds, to such bank or other entity in the continental United States as shall be designated in writing by such holder prior to the relevant Interest Record Date and shall have appropriate facilities for such purpose.

     Interest, other than default interest, on the Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the holders of such Securities. No representation is made as to the

-------------------
/3/  To be included in Exchange Securities.

correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

     This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                         SECURITY CAPITAL GROUP INCORPORATED


                         By:_____________________________
                         Name:
                         Title:



               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:______________________

     This is one of the Securities of the series designated therein described in the within-mentioned Indenture.


                         State Street Bank and Trust Company,
                              as Trustee


                         By:___________________________
                              Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

                      Security Capital Group Incorporated

                              7.15% Note Due 2007

     Securities of this series are one of a duly authorized issue of debt securities of the Company (herein referred to as the "Securities"), issued pursuant to an indenture dated as of June 18, 1998 (the "Indenture"), duly executed and delivered by the Company to State Street Bank and Trust Company, as Trustee (herein called the "Trustee"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

     This Security is one of the series designated as the 7.15% Notes Due 2007 of the Company and such series is limited in aggregate principal amount to $100,000,000.

     This Security will bear interest until final maturity at a rate per annum shown above, except as provided in the next paragraph. The Company will pay interest on overdue principal of, premium, if any, and to the extent lawful, interest on overdue installments of interest, at an 7.15% rate per annum based on a year of 360 days and actual days elapsed.

     [In the event that (i) the Exchange Offer Registration Statement relating to the Exchange Offer is not filed with the Commission on or prior to the date that is 90 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the date that is 180 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (iii) the Exchange Offer is not consummated on or prior to the date that is 210 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (iv) a Shelf Registration Statement with respect to resale of the Securities is not declared effective on or prior to the date that is 210 days after the Issue Date (unless the Exchange Offer has been consummated by that date) or (v) the Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period (unless the Exchange Offer has been consummated by that date or unless such cessation of effectiveness is permitted pursuant to the Registration Rights Agreement) (each such event referred to in clauses (i) through (v), a "Registration Default"), then the Company will pay additional interest (in addition to the interest otherwise due hereon) ("Additional Interest") to the holder commencing upon the occurrence of each such Registration Default in an amount equal to 0.50% per annum; provided that such Additional Interest shall not exceed 0.50% per annum in the aggregate and provided, further, that any Holder that does not deliver the information that the Company may request for inclusion in the Shelf Registration Statement pursuant to Section 3(c) of the Registration Rights Agreement upon such a request by the Company shall not be entitled to any such additional interest for any day after the date that is 5 Business Days after the date of such request. Such additional interest will cease accruing with respect to any Registration Default when such Registration Default has been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).]/4/

     [There shall also be payable in respect of this Security all Additional Interest that may have accrued on the Security for which this Security was exchanged (as defined in such Security) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Security and payable at the same time and in the same manner as periodic interest on this Security.]/5/

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount outstanding of the Securities of any series then outstanding (each such series voting as a class) and that, prior to any such declaration, the holders of the Securities of any such series may waive any past default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest on any of the Securities, which may be so waived only upon the terms and conditions provided in the Indenture. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

     The Indenture permits the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of each series of Securities affected thereby at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that without the consent of each holder affected, no such supplemental indenture shall (i) reduce the principal amount of Securities of any series whose holders must consent to an amendment, supplement or waiver, (ii) reduce the principal of or change the fixed maturity of any Security of any series or alter the provisions with respect to the redemption of the Securities of such series, (iii) reduce the rate of or change the time for payment of interest on any Security of any series, (iv) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on, the Securities of any series (except a rescission of acceleration of the Securities of any series by the holders of at least a majority in aggregate principal amount outstanding of the Securities of such series and a waiver of the payment default that resulted from such acceleration), (v) make any Security of any series payable in money other than that stated in the Securities of such series, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of holders of Securities of any series to receive payments of principal of, premium, if any, or interest on the Securities of such series, (vii) waive a redemption

-----------------------

/4/To be included in Securities not Exchange Securities.

/5/To be included in Exchange Securities.

payment with respect to any Security of any series, (viii) modify the ranking or priority of the Securities of any series or (ix) make any change in the foregoing amendment and waiver provisions.

     Notwithstanding the foregoing, without the consent of any holder of Securities, the Company and the Trustee may (i) amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture or to make any other changes; provided that, in each case, such provisions shall not adversely affect the interests of the holders of Securities in any material respect, (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities, (iii) to provide for the assumption of the Company's obligations to holders of Securities in the case of a merger or consolidation, (iv) to make any change that would provide any additional rights or benefits to the holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder, (v) to evidence and provide for the acceptance of appointment by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as are necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee, or (vi) to comply with requirements of the Commission (as defined in the Indenture) in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act (as defined in the Indenture).

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

     The Securities of this series are issuable only as registered Securities without coupons in minimum denominations of $1,000 and integrated multiples of $1,000 in excess thereof.

     At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations.

     Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Company, a new Security or Securities of the same series of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     Securities of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 45 days prior to the date fixed for redemption, at a redemption price set forth in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture.

     The Company, the Trustee, and any authorized agent of the Company or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The Indenture is hereby incorporated by the reference and to the extent of any variance between the provisions hereof and the Indenture, the Indenture shall control.

     All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     This Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

                           [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
________________________________________________________________________________
Please print or typewrite name and address including zip code of assignee
________________________________________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
               ON ALL SECURITIES OTHER THAN EXCHANGE SECURITIES]

     In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of an effective registration of this Security under the Securities Act or (ii) two years after the later of the Issue Date or the last date on which this Security was held by the Company or an "affiliate" (as such term is defined in Rule 144 under the Securities Act) of the Company, the undersigned confirms that, without utilizing any general solicitation or general advertising:

     1.    Applicable Exemption [Check One]

     [](a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                        or

     [](b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

     2.    Affiliation with the Company [check if applicable]

     [](a) The undersigned represents and warrants that it is, or at some time during which it held this security was, an affiliate of the Company.

     [](b) If 2(a) above is checked and if the undersigned was not an affiliate of the Company at all times during which it held this Security, indicate the most recent date as of which the undersigned was an affiliate of the Company:__________________________

     [](c) If 2(a) above is checked and if the transferee will not pay the full purchase price for the transfer of this Security on or prior to the date of transfer indicated when such purchase price will be paid:
           ________________________________

If neither of the boxes under the Applicable Exemption is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date:____________         _______________________________________
                          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

The signatures to this assignment must be guaranteed by a firm that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

                         MEDALLION SIGNATURE GUARANTEE

Authorized Signature:__________________________
Name of Firm:__________________________________

TO BE COMPLETED BY PURCHASER IF 1(a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________         __________________________________________
                          NOTICE: To be executed by an authorized officer

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM 2(A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS SECURITY AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.

Date:____________         __________________________________________
                          NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

                                                                         ANNEX C

                           [FORM OF FACE OF SECURITY]


     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTION 208 OF THE INDENTURE.]/1/

     [THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (2) AGREES THAT IT WILL NOT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO SECURITY CAPITAL GROUP INCORPORATED ("SECURITY CAPITAL") OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) TO A QUALIFIED INSTITUTIONAL BUYER ("QIB") IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS

------------------------

/1/To be included in Global Security.

     TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SUCH SECURITY UNDER RULE 144(K) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE FOR THE NOTES. IF THE PROPOSED TRANSFEREE IS NOT SECURITY CAPITAL, A SUBSIDIARY THEREOF OR A QIB TO WHICH THIS NOTE IS BEING TRANSFERRED IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE FOR THE NOTES SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS SECURITY CAPITAL OR THE TRUSTEE MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT UNLESS THE TRANSFER HAS BEEN REGISTERED UNDER THE SECURITIES ACT, THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE SECURITY EVIDENCED HEREBY UNDER RULE 144(K) UNDER THE SECURITIES ACT.]/2/

------------------------

/2/Private Placement Legend.

                                                                    $200,000,000
CUSIP No. 81413P AD 7

                      Security Capital Group Incorporated
                              7.70% Note Due 2028

     Security Capital Group Incorporated, a Maryland corporation (the "Company"), for value received hereby promises to pay to Cede & Co. or registered assigns the principal sum of TWO HUNDRED MILLION U.S. Dollars at the Company's office or agency for such purpose in the city of Boston, Massachusetts, on June 15, 2028, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on December 15 and June 15 (each an "Interest Payment Date") of each year, commencing with December 15, 1998, on such principal sum in like coin or currency at the rate per annum set forth above at such office or agency from the most recent Interest Payment Date to which interest on the Securities has been paid or duly provided for, unless the date hereof is a date to which interest on the Securities has been paid or duly provided for, in which case from the date of this Security, or, if no interest on the Securities [or on the Securities for which these Securities were exchanged pursuant to the Exchange Offer]/3/ has been paid or duly provided for, from June 23, 1998. Notwithstanding the foregoing, if the date hereof is after June 1 or December 1 (each an "Interest Record Date"), as the case may be, and before the immediately following Interest Payment Date, this Security shall bear interest from such Interest Payment Date; provided, that if the Company shall default in the payment of interest due on such Interest Payment Date then this Security shall bear interest from the next preceding Interest Payment Date to which interest on the Securities has been paid or duly provided for. The interest so payable on any Interest Payment Date will, except as otherwise provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Security is registered at the close of business on the Interest Record Date preceding such Interest Payment Date whether or not such day is a Business Day; provided that interest may be paid, at the option of the Company, by mailing a check therefor payable to the registered holder entitled thereto at such holder's last address as it appears on the Security register or by wire transfer, in immediately available funds, to such bank or other entity in the continental United States as shall be designated in writing by such holder prior to the relevant Interest Record Date and shall have appropriate facilities for such purpose.

     Interest, other than default interest, on the Securities will be computed on the basis of a 360-day year consisting of twelve 30-day months.

     Reference is made to the further provisions set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused "CUSIP" numbers to be printed on the Securities of this series as a convenience to the holders of such Securities. No representation is made as to the

--------------------

/3/To be included in Exchange Securities.

correctness or accuracy of such CUSIP numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed hereon.

     This Security shall not be valid or obligatory until the certificate of authentication hereon shall have been duly signed by the Trustee acting under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.



                              SECURITY CAPITAL GROUP INCORPORATED


                              By:______________________________
                              Name:
                              Title:



               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

Dated:______________________

     This is one of the Securities of the series designated therein described in the within-mentioned Indenture.


                              State Street Bank and Trust Company,
                                   as Trustee


                              By:___________________________
                                   Authorized Signatory

                         [FORM OF REVERSE OF SECURITY]

                      Security Capital Group Incorporated

                              7.70% Note Due 2028

     Securities of this series are one of a duly authorized issue of debt securities of the Company (herein referred to as the "Securities"), issued pursuant to an indenture dated as of June 18, 1998 (the "Indenture"), duly executed and delivered by the Company to State Street Bank and Trust Company, as Trustee (herein called the "Trustee"). Reference is hereby made to the Indenture and all indentures supplemental thereto for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Securities.

     This Security is one of the series designated as the 7.70% Notes Due 2028 of the Company and such series is limited in aggregate principal amount to $200,000,000.

     This Security will bear interest until final maturity at a rate per annum shown above, except as provided in the next paragraph. The Company will pay interest on overdue principal of, premium, if any, and to the extent lawful, interest on overdue installments of interest, at an 7.70% rate per annum based on a year of 360 days and actual days elapsed.

     [In the event that (i) the Exchange Offer Registration Statement relating to the Exchange Offer is not filed with the Commission on or prior to the date that is 90 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (ii) the Exchange Offer Registration Statement is not declared effective on or prior to the date that is 180 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (iii) the Exchange Offer is not consummated on or prior to the date that is 210 days after the Issue Date (unless a Shelf Registration Statement has been filed on or prior to such date), (iv) a Shelf Registration Statement with respect to resale of the Securities is not declared effective on or prior to the date that is 210 days after the Issue Date (unless the Exchange Offer has been consummated by that date) or (v) the Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period (unless the Exchange Offer has been consummated by that date or unless such cessation of effectiveness is permitted pursuant to the Registration Rights Agreement) (each such event referred to in clauses (i) through (v), a "Registration Default"), then the Company will pay additional interest (in addition to the interest otherwise due hereon) ("Additional Interest") to the holder commencing upon the occurrence of each such Registration Default in an amount equal to 0.50% per annum; provided that such Additional Interest shall not exceed 0.50% per annum in the aggregate and provided, further, that any Holder that does not deliver the information that the Company may request for inclusion in the Shelf Registration Statement pursuant to Section 3(c) of the Registration Rights Agreement upon such a request by the Company shall not be entitled to any such additional interest for any day after the date that is 5 Business Days after the date of such request. Such additional interest will cease accruing with respect to any Registration Default when such Registration Default has been cured. The Company shall pay amounts due in respect of Additional Interest on each Interest Payment Date (or, if the Company shall default in the payment of interest on any Interest Payment Date, on the date such interest is otherwise paid as provided in the Indenture).]/4/

     [There shall also be payable in respect of this Security all Additional Interest that may have accrued on the Security for which this Security was exchanged (as defined in such Security) pursuant to the Exchange Offer, such Additional Interest to be calculated in accordance with the terms of such Security and payable at the same time and in the same manner as periodic interest on this Security.]/5/

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all the Securities may be declared due and payable, in the manner and with the effect, and subject to the conditions, provided in the Indenture. The Indenture provides that in certain events such declaration and its consequences may be waived by the holders of a majority in aggregate principal amount outstanding of the Securities of any series then outstanding (each such series voting as a class) and that, prior to any such declaration, the holders of the Securities of any such series may waive any past default under the Indenture and its consequences except a default in the payment of principal of, premium, if any, or interest on any of the Securities, which may be so waived only upon the terms and conditions provided in the Indenture. Any such consent or waiver by the holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Security and any Security which may be issued in exchange or substitution herefor, whether or not any notation thereof is made upon this Security or such other Securities.

     The Indenture permits the Company and the Trustee, with the consent of the holders of at least a majority in aggregate principal amount of each series of Securities affected thereby at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Securities; provided that without the consent of each holder affected, no such supplemental indenture shall (i) reduce the principal amount of Securities of any series whose holders must consent to an amendment, supplement or waiver, (ii) reduce the principal of or change the fixed maturity of any Security of any series or alter the provisions with respect to the redemption of the Securities of such series, (iii) reduce the rate of or change the time for payment of interest on any Security of any series, (iv) waive a Default or Event of Default in the payment of principal of, premium, if any, or interest on, the Securities of any series (except a rescission of acceleration of the Securities of any series by the holders of at least a majority in aggregate principal amount outstanding of the Securities of such series and a waiver of the payment default that resulted from such acceleration), (v) make any Security of any series payable in money other than that stated in the Securities of such series, (vi) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of holders of Securities of any series to receive payments of principal of, premium, if any, or interest on the Securities of such series, (vii) waive a redemption

----------------------

/4/To be included in Securities not Exchange Securities.

/5/To be included in Exchange Securities.

payment with respect to any Security of any series, (viii) modify the ranking or priority of the Securities of any series or (ix) make any change in the foregoing amendment and waiver provisions.

     Notwithstanding the foregoing, without the consent of any holder of Securities, the Company and the Trustee may (i) amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture or to make any other changes; provided that, in each case, such provisions shall not adversely affect the interests of the holders of Securities in any material respect, (ii) to provide for uncertificated Securities in addition to or in place of certificated Securities, (iii) to provide for the assumption of the Company's obligations to holders of Securities in the case of a merger or consolidation, (iv) to make any change that would provide any additional rights or benefits to the holders of Securities or that does not adversely affect the legal rights under the Indenture of any such holder, (v) to evidence and provide for the acceptance of appointment by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as are necessary to provide for or facilitate the administration of the trusts under the Indenture by more than one Trustee, or (vi) to comply with requirements of the Commission (as defined in the Indenture) in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act (as defined in the Indenture).

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security at the place, times, and rate, and in the currency, herein prescribed.

     The Securities of this series are issuable only as registered Securities without coupons in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

     At the office or agency of the Company referred to on the face hereof and in the manner and subject to the limitations provided in the Indenture, Securities may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations.

     Upon due presentment for registration of transfer of this Security at the above-mentioned office or agency of the Company, a new Security or Securities of the same series of authorized denominations, for a like aggregate principal amount, will be issued to the transferee as provided in the Indenture. No service charge shall be made for any such transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

     Securities of this series may be redeemed at any time at the option of the Company, in whole or in part, upon notice of not more than 60 nor less than 45 days prior to the date fixed for redemption, at a redemption price set forth in the Indenture.

     The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related defaults and Events of Default applicable to the Company, in each case, upon compliance by the Company with certain conditions set forth in the Indenture.

     The Company, the Trustee, and any authorized agent of the Company or the Trustee, may deem and treat the registered holder hereof as the absolute owner of this Security (whether or not this Security shall be overdue and notwithstanding any notation of ownership or other writing hereon made by anyone other than the Company or the Trustee or any authorized agent of the Company or the Trustee), for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and, subject to the provisions on the face hereof, interest hereon and for all other purposes, and neither the Company nor the Trustee nor any authorized agent of the Company or the Trustee shall be affected by any notice to the contrary.

     No recourse shall be had for the payment of the principal of, premium, if any, or the interest on this Security, for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     The Indenture is hereby incorporated by the reference and to the extent of any variance between the provisions hereof and the Indenture, the Indenture shall control.

     All capitalized terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

     This Security shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law.

                           [FORM OF TRANSFER NOTICE]

     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

-------------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

-------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing ____________________ attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

                    [THE FOLLOWING PROVISION TO BE INCLUDED
               ON ALL SECURITIES OTHER THAN EXCHANGE SECURITIES]

     In connection with any transfer of this Security occurring prior to the date which is the earlier of (i) the date of an effective registration of this Security under the Securities Act or (ii) two years after the later of the Issue Date or the last date on which this Security was held by the Company or an "affiliate" (as such term is defined in Rule 144 under the Securities Act) of the Company, the undersigned confirms that, without utilizing any general solicitation or general advertising:

     1.        Applicable Exemption [Check One]

     [ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                        or

     [ ] (b)   this Security is being transferred other than in accordance with
               (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

     2.        Affiliation with the Company [check if applicable]

     [ ] (a) The undersigned represents and warrants that it is, or at some time during which it held this security was, an affiliate of the Company.

     [ ] (b) If 2(a) above is checked and if the undersigned was not an affiliate of the Company at all times during which it held this Security, indicate the most recent date as of which the undersigned was an affiliate of the Company:___________________

     [ ] (c) If 2(a) above is checked and if the transferee will not pay the full purchase price for the transfer of this Security on or prior to the date of transfer indicated when such purchase price will be paid:_________

If neither of the boxes under the Applicable Exemption is checked, the Trustee or other Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer or registration set forth herein and in Section 2.08 of the Indenture shall have been satisfied.

Date:________________        _____________________________________

                             NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

The signatures to this assignment must be guaranteed by a firm that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

                         MEDALLION SIGNATURE GUARANTEE

Authorized Signature:___________________

Name of Firm:___________________________

TO BE COMPLETED BY PURCHASER IF 1(a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:_________________  ______________________________________________

                         NOTICE: To be executed by an authorized officer

THE UNDERSIGNED HEREBY AGREES THAT, UNLESS THE BOX ABOVE UNDER ITEM 2(A) IS CHECKED, THE UNDERSIGNED SHALL BE DEEMED TO HAVE REPRESENTED THAT IT IS NOT NOR HAS IT BEEN AT ANY TIME DURING WHICH IT HELD THIS SECURITY AN AFFILIATE, AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OF THE COMPANY.

Date:__________________  ________________________________________________

                         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.